****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Exhibit 10.42

Execution Version

LIMITED LIABILITY COMPANY AGREEMENT

OF

ENERGY TRANSFER WATER SOLUTIONS JV, LLC

A DELAWARE LIMITED LIABILITY COMPANY

February 4, 2010

by and between

ETC WATER SOLUTIONS, LLC

and

HEK WATER SOLUTIONS, LLC

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

i

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Exhibit A:	Ownership Information
Exhibit B:	Pre-Effective Date Costs

Schedule 2.9(A):	Existing HEK Facilities
Schedule 2.9(B):	Potential ETC Facilities
Schedule 6.2:	List of Initial Board Members and Initial Alternate Board Members
Schedule 6.12:	Monthly G&A Services Fee

Annex A:	2010 Budget
Annex B:	Form of Pipeline O&R Agreement
Annex C:	Form of Water Processing O&R Agreement
Annex D:	Form of Guaranty Agreement

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

LIMITED LIABILITY COMPANY AGREEMENT

OF

ENERGY TRANSFER WATER SOLUTIONS JV, LLC

a Delaware limited liability company

This Limited Liability Company Agreement of Energy Transfer Water Solutions JV, LLC, dated February 4, 2010 (the “Effective Date”), is (a) adopted by the Members (as defined below) and (b) executed and agreed to, for good and valuable consideration, by the Members.

WHEREAS, the Members wish to enter into this Agreement (as defined below) to set forth their respective rights and obligations with respect to the ownership of the Company;

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants and agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby confirmed and acknowledged), the Members hereby stipulate and agree, as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Specific Definitions. As used in this Agreement, the following terms have the following meanings:

“Act” means the Delaware Limited Liability Company Act and any successor statute, as amended from time to time.

“Adjusted Capital Account” means the Capital Account, with respect to each Member, maintained for such Member as of the end of each taxable year of the Company, (a) increased by any amounts that such Member is obligated to restore under the standards set by Treasury Regulation section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation sections 1.704-2(g) and 1.704-2(i)(5)), and (b) decreased by (i) the amount of all losses and deductions that, as of the end of such taxable year, are reasonably expected to be allocated to such Member in subsequent years under sections 704(e)(2) and 706(d) of the Code and Treasury Regulation section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such taxable year, are reasonably expected to be made to such Member in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Member’s Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 5.1(c)(i) or 5.1(c)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Adjusted Property” means any property, the Carrying Value of which has been adjusted pursuant to either of Section 4.5(d)(i) or 4.5(d)(ii).

“AFE Request” when used with respect to the Pipeline O&R Agreement, has the meaning set forth in the Pipeline O&R Agreement, and, when used with respect to the Water Processing O&R Agreement, has the meaning set forth in the Water Processing O&R Agreement.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Affiliate” means, when used with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with such Person.

“Affiliate Contract” has the meaning set forth in Section 6.10.

“Agreed Allocation” means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 5.1, including a Curative Allocation (if appropriate to the context in which the term “Agreed Allocation” is used).

“Agreed Rate” means the lesser of (a) the rate publicly announced by JPMorgan Chase Bank, N.A., New York, New York (or any successor bank) from time to time as its prime rate, plus 2% and (b) the maximum rate permitted by Law.

“Agreed Value” of any Contributed Property means the Fair Market Value of such property at the time of contribution as determined by the Board, without regard to the liabilities deducted from Agreed Value pursuant to clause (a) of the definition of Net Agreed Value. The Board shall use such method as it determines appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Company in a single or integrated transaction among each separate property on a basis proportional to the Fair Market Value of each Contributed Property.

“Agreement” means this Limited Liability Company Agreement of the Company (including any schedules, exhibits, annexes or other attachments hereto), as amended, supplemented or otherwise modified from time to time.

“Alternate Board Member” has the meaning set forth in Section 6.2(b).

“AMI” means the States of Kentucky, New York, Ohio, Pennsylvania, Tennessee, Virginia, West Virginia, Texas and Louisiana; provided, however, that, ****.

“Available Cash from Operations” means, with respect to any Quarter ending prior to the dissolution or liquidation of the Company, an amount equal to:

(a) the sum of all cash and cash equivalents of the Company on hand at the end of such Quarter (including any Net Incremental Revenues), less

(b) the sum of the amounts of (i) any Reserve and (ii) during any Earn-Out Period, that portion of such cash and cash equivalents that comprises Net Incremental Revenues, if any, which shall be distributed in accordance with Section 2.9(c).

Notwithstanding the foregoing, “Available Cash from Operations” with respect to the Quarter in which a liquidation or dissolution of the Company occurs and any subsequent Quarter shall be deemed to equal zero.

“Bankrupt Member” means any Member:

(a) that (i) makes a general assignment for the benefit of creditors; (ii) files a voluntary bankruptcy petition; (iii) becomes the subject of an order for relief or is declared insolvent in any federal or state bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for such Member a reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any Law; (v) files an answer or other pleading admitting or failing to contest the material

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

allegations of a petition filed against such Member in a proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents, or acquiesces to the appointment of a trustee, receiver, or liquidator of such Member or of all or any substantial part of such Member’s properties;

(b) against which a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any Law has been commenced and 90 days have expired without dismissal thereof or with respect to which, without such Member’s consent or acquiescence, a trustee, receiver, or liquidator of such Member or of all or any substantial part of such Member’s properties has been appointed and 60 days have expired without such appointments having been vacated or stayed, or 60 days have expired after the date of expiration of a stay, if the appointment has not previously been vacated;

(c) that otherwise becomes bankrupt or insolvent (however evidenced); or

(d) that is unable to pay its debts as and when they become due.

“Board” has the meaning set forth in Section 6.2(a).

“Board Member” has the meaning set forth in Section 6.2(a).

“Book-Tax Disparity” means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Member’s share of the Company’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Member’s Capital Account balance as maintained pursuant to Section 4.5 and the hypothetical balance of such Member’s Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles. The determination of Book-Tax Disparity and a Member’s share thereof will be determined consistently with Treasury Regulation section 1.704-3(d).

“Budget” shall have the meaning set forth in Section 6.4(b).

“Business” means (a) the development, construction, ownership, operation and maintenance of water transportation pipelines, water booster field stations, water transfer terminals, central water processing and treatment facilities, water injection facilities, fresh water intake facilities, fresh water and pre-treated water storage facilities, and material and waste loading and un-loading facilities and other appurtenant facilities in the AMI; (b) in connection with the activities described in clause (a), the ownership and operation of the Facility Assets and all of the business related thereto, including the development, design, procurement, land acquisition, construction, financing, disposal of, maintenance of, the marketing of services by, and the transacting of business involving, the Facilities; and (c) any other activities related or incidental thereto or in anticipation thereof. Furthermore, the Company shall not engage in, and the definition of “Business” shall not include, any activity or conduct inconsistent with the Business, any natural gas gathering, processing, treating, compression, dehydration, measurement, transportation or related services or the ownership of any interest in any natural gas gathering, processing, treating, compression, dehydration, measurement, transportation or related assets, including any that may be developed by ETC, its Affiliates or any other Person.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Pittsburgh, Pennsylvania are required or authorized to be closed.

“Calendar Year” means the time period from January 1st to December 31st of each year.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Capital Account” means the capital account maintained for each Member pursuant to Section 4.5.

“Capital Contribution” means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Member contributes to the Company.

“Carrying Value” means (a) with respect to Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Members’ Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Company property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section 4.5(d)(i) and 4.5(d)(ii) to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Company properties, as deemed appropriate by the Board.

“Certificate” has the meaning set forth in Section 2.1.

“Change of Control” means, with respect to any Member, the occurrence of any event or series of related events that result in such Member ceasing to be Controlled by the Person that was such Member’s Parent immediately prior to such event or series of related events; provided, however, that neither (a) a Transfer with respect to a Membership Interest nor (b) a merger or other combination by and between any third Person and a Parent shall constitute a Change of Control.

“Code” means the Internal Revenue Code of 1986 and any successor statute, as amended from time to time.

“Company” means Energy Transfer Water Solutions JV, LLC, a Delaware limited liability company.

“Company Minimum Gain” has the meaning given the term “partnership minimum gain” in Treasury Regulation section 1.704-2(b)(2) and the amount of which shall be determined in accordance with the principles of Treasury Regulation section 1.704-2(d).

“Consent” means the written affirmative consent of the indicated party (including the Board or any committee thereof) to the action requested.

“Consent Member” has the meaning set forth in Section 2.9(b)(v).

“Consent Member Facility Opportunity” means any Facility Opportunity subject to Section 2.9(c).

“Consent Member Facility Net Income” means with respect to each Consent Member Facility Opportunity, for any taxable year, the excess, if any, of the items of income and gain for such taxable year over the items of loss and deduction for such taxable year, in each case calculated solely by reference to items attributable to such Consent Member Facility Opportunity. The items included in the calculation of Consent Member Facility Net Income shall be determined in accordance with Section 4.5(b).

“Consent Member Facility Net Loss” means with respect to each Consent Member Facility Opportunity, for any taxable year, the excess, if any, of the items of loss and deduction for such taxable year over the items of income and gain for such taxable year, in each case calculated solely by reference to items attributable to such Consent Member Facility Opportunity. The items included in the calculation of Consent Member Facility Net Income shall be determined in accordance with Section 4.5(b).

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Contributed Property” means each property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed to the Company. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.5(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

“Control” (including its derivatives and similar terms) means possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise.

“Costs” has the meaning set forth in Section 4.3(a)(iii).

“CPR Institute” means the regional office of the CPR Institute covering Dallas, Texas.

“Credit Standards” means, with respect to any Person, that (a) such Person’s long-term unsecured debt securities are rated at least BBB- by Standard and Poor’s Rating Group or at least Baa3 by Moody’s Investors Service, Inc. (or the comparable rating if either such rating agency changes its ratings system), in each case with stable outlook (“Investment Grade”); or (b) if such Person’s long-term unsecured debt securities are rated below Investment Grade or such Person is not rated by either such rating agency, (i) in the case of a Transferee, the product of (A) such Transferee’s Membership Interest and (B) the Company’s tangible net worth is less than 15% of such Transferee’s tangible net worth; or (ii) in the case of any other Person, such Person’s financial commitments under contracts with the Company are less than 5% of such Person’s tangible net worth. For this purpose, the term “tangible net worth” shall mean a Person’s net equity less goodwill, patents, unamortized loan costs or restructuring costs and other intangible assets, all determined in accordance with GAAP as of the end of the most recent fiscal quarter for such Person.

“Creditworthy Affiliate” means a Member’s Affiliate that meets the Credit Standards or that is determined by Unanimous Consent to be sufficiently creditworthy to provide the guaranties in accordance with Section 3.9(b).

“Deadlock” has the meaning set forth in Section 13.4.

“Default” means, in respect of any Member, the occurrence and continuation of any of the following events, but only for so long as any such event continues and is not cured: (a) the failure to remedy, within five Business Days of such Member’s receipt of written notice thereof from the Company or any other Member, such Member’s delinquency in making any Required Contribution to the Company pursuant to Section 4.2; (b) the occurrence of any event that causes such Member to become a Bankrupt Member; or (c) the failure to remedy, within 10 Business Days of receipt of written notice thereof from the Company or any other Member, the non-performance of or non-compliance with any other material agreements, obligations or undertakings of such Member contained in this Agreement.

“Default Interest Rate” means the lesser of (a) 17.5% per annum and (b) the maximum rate permitted by Law.

“Delinquent Member” has the meaning set forth in Section 4.3(a).

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Depreciation” means, for each taxable year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such taxable year or other period, except that in the case of any Contributed Property or Adjusted Property with a Book-Tax Disparity, Depreciation for such period shall be the amount of the book basis recovered for such period under the rules prescribed in Treasury Regulation section 1.704-3(d)(2).

“Determination Date” has the meaning set forth in Section 3.6(e).

“Earn-Out Period” means, with respect to any Facility Opportunity pursued pursuant to Section 2.9(c), the period commencing on the date the Consent Member makes the first Capital Contribution with respect to such Facility Opportunity and ending on the date on which the Consent Member has received distributions of Net Incremental Revenues on account of such Facility Opportunity as provided in Section 2.9(c)(ii) equal to the sum of (a) 100% of the Capital Contributions made by the Consent Member with respect to such Facility Opportunity and (b) the amount necessary to provide the Consent Member with a pre-tax, unlevered Internal Rate of Return on such Capital Contributions of 30%.

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation section 1.752-2(a).

“Effective Date” has the meaning set forth in the preamble.

“Encumbering Member” has the meaning set forth in Section 3.6(c).

“Encumbrance” has the meaning set forth in Section 3.6(c).

“ETC Member” means ETC Water Solutions, LLC, a Delaware limited liability company, and its successors and permitted assigns.

“Executive Officer” has the meaning set forth in Section 13.4(a).

“Existing HEK Facilities” has the meaning set forth in the definition of AMI.

“Facility” means any Pipeline Facility or any Water Processing Facility, as applicable.

“Facility Budget” means the budget set forth in a Facility Plan for the construction and development of a Facility Opportunity, as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof.

“Facility Contribution” has the meaning set forth in Section 4.2(c).

“Facility Development Plan” means the development plan(s) set forth in a Facility Plan for the construction and development of a Facility Opportunity, as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof.

“Facility Opportunities” means, collectively, Pipeline Facility Opportunities and Water Processing Facility Opportunities, and “Facility Opportunity” means any Pipeline Facility Opportunity or any Water Processing Facility Opportunity.

“Facility Plan” has the meaning set forth in Section 2.9(b)(ii).

“Facilities” means, collectively, the Pipeline Facilities and the Water Processing Facilities.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Facility Assets” means (a) the Facilities and (b) any Land Rights and other assets owned or leased by the Company or the Operators and used in connection with the foregoing.

“Fair Market Value” means the value of any specified interest or property, which shall not in any event be less than zero, that would be obtained in an arm’s length transaction for cash between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, and without regard to the particular circumstances of the buyer or seller.

“Fiscal Year” means the fiscal year of the Company, and its taxable year for Federal income tax purposes, each of which shall be the Calendar Year unless otherwise established by the Board.

“G&A Services” means the management, oversight and administrative and general services described in Schedule 6.12.

“GAAP” means accounting principles generally accepted in the United States, consistently applied.

“Governmental Entity” means any legislature, court, tribunal, arbitrator, authority, agency, commission, division, board, bureau, branch, official or other instrumentality of the U.S., or any domestic state, county, city, tribal or other political subdivision, governmental department or similar governing entity, and including any governmental, quasi-governmental or non-governmental body exercising similar powers of authority.

“Guaranty Agreement” means (a) in the case of HEK Member, a guaranty agreement substantially in the form of Annex D executed and delivered by Heckmann Corporation to the Company and ETC Member on or before the Effective Date; (b) in the case of ETC Member, a guaranty agreement substantially in the form of Annex D executed and delivered by Energy Transfer Partners, L.P. to the Company and HEK Member on or before the Effective Date; and (c) in the case of any Person admitted as a Member, a guaranty agreement substantially in the form of Annex D or such form as may otherwise be approved by the Board, to be executed and delivered by the Parent of a Member to the other Member and the Company, guarantying the obligations of (i) such Member arising under this Agreement (unless the Parent and the Member are one and the same entity or the Member independently meets the Credit Standards) and (ii) any such Member’s Affiliates arising under any Affiliate Contract, if applicable.

“HEK” means HEK Water Solutions, LLC, a Delaware limited liability company, and its successors and permitted assigns.

“Incremental Revenues” means, with respect to a Facility Opportunity, the incremental revenues received by the Company and derived from such Facility Opportunity.

“Internal Rate of Return” means the discount rate that results in a net present value of zero for a series of cash flows (including an initial investment), calculated using the “XIRR” function on Microsoft Office Excel 2003 or higher or any other acceptable spreadsheet program agreed by the Members.

“Land Rights” means, collectively, the Pipeline Land Rights and the Water Processing Land Rights.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Laws” means any applicable statute, law (including common law), rule, ordinance, regulation, ruling, requirement, writ, injunction, decree, order or other official act of or by any Governmental Entity or any arbitral tribunal, whether such Laws now exist or hereafter come into effect.

“Lending Member” has the meaning set forth in Section 4.3(a).

“Liquidating Event” has the meaning set forth in Section 10.1.

“Liquidation Date” means the date on which an event giving rise to the dissolution of the Company occurs.

“Liquidator” has the meaning set forth in Section 10.2.

“Major Decision” has the meaning set forth in Section 6.3.

“Managing Member” means ETC Member, or any successor thereto, as defined in Section 6.1.

“Managing Member Indemnified Acts” has the meaning set forth in Section 7.1.

“Meeting Deadline” has the meaning set forth in Section 2.9(b)(ii).

“Member” means any Person executing this Agreement as of even date herewith as a Member or any Person hereafter admitted to the Company as a Substituted Member as provided in this Agreement, but does not include any Person who has ceased to be a Member in the Company.

“Member Nonrecourse Debt” has the meaning set forth for “partner nonrecourse debt” in Treasury Regulation section 1.704-2(b)(4).

“Member Nonrecourse Debt Minimum Gain” has the meaning set forth for the term “partner nonrecourse debt minimum gain” in Treasury Regulation section 1.704-2(i)(2).

“Member Nonrecourse Deductions” means any and all items of loss, deduction or expenditure (including any expenditure described in section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation section 1.704-2(i), are attributable to Member Nonrecourse Debt.

“Membership Interest” means the ownership interest expressed on a percentage basis on Exhibit A of a Member in the Company, including any and all benefits to which such Member is entitled as provided in this Agreement, together with all obligations of such Member to comply with the terms and provisions of this Agreement. Exhibit A shall be amended by the Board as necessary to reflect changes and adjustments resulting from the admission or resignation of any Member or any Transfer or adjustment in Membership Interests made in accordance with the terms of this Agreement (provided that a failure to reflect any such change or adjustment on Exhibit A shall not prevent any such change or adjustment from being effective).

“Net Agreed Value” means (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Company upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Member or Transferee by the Company, the Company’s Carrying Value of such property (as adjusted pursuant to Section 4.5(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Member or Transferee upon such distribution or to which such property is subject at the time of distribution as determined under section 752 of the Code.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Net Income” means, for any taxable year, the excess, if any, of the Company’s items of income and gain for such taxable year over the Company’s items of loss and deduction for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section 4.5(b) and shall not include any items specially allocated under Sections 5.1 (b) and (c).

“Net Incremental Revenues” means, with respect to a Facility Opportunity, the Incremental Revenues relating to such Facility Opportunity minus all incremental O&M Costs incurred by the Company in connection with such Facility Opportunity.

“Net Loss” means, for any taxable year, the excess, if any, of the Company’s items of loss and deduction for such taxable year over the Company’s items of income and gain for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section 4.5(b) and shall not include any items specifically allocated under Sections 5.1(b) and (c).

“Non-Transferring Member” has the meaning set forth in Section 3.6(b)(ii).

“Nonrecourse Built-in Gain” means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Members pursuant to Sections 5.2(b)(i)(A), 5.2(b)(ii)(A) or 5.2(b)(iii) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

“Nonrecourse Deductions” means any and all items of loss, deduction, or expenditure (described in section 705(a)(2)(b) of the Code) that, in accordance with the principles of Treasury Regulation section 1.704-2(b)(1), are attributable to a Nonrecourse Liability.

“Nonrecourse Liability” has the meaning assigned to such term in Treasury Regulation section 1.704-2(b)(3).

“O&M Costs” when used with respect to the Pipeline O&R Agreement, has the meaning set forth in the Pipeline O&R Agreement, and, when used with respect to the Water Processing O&R Agreement, has the meaning set forth in the Water Processing O&R Agreement.

“O&R Agreements” means the Pipeline O&R Agreement and the Water Processing O&R Agreement.

“Obligation” has the meaning set forth in Section 4.3(a)(ii).

“Offer Notice” has the meaning set forth in Section 3.6(b)(ii).

“Officer” means any natural Person appointed by the Managing Member as an officer of the Company as provided under Section 6.9.

“Operating Budget” when used with respect to the Pipeline O&R Agreement, has the meaning set forth in the Pipeline O&R Agreement, and, when used with respect to the Water Processing O&R Agreement, has the meaning set forth in the Water Processing O&R Agreement.

“Option Period” has the meaning set forth in Section 3.6(b)(ii).

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Other Transaction Documents” has the meaning set forth in Section 13.16.

“Parent” means (a) in the case of HEK Member or any of its Affiliates hereafter admitted as a Substituted Member, Heckmann Corporation, (b) in the case of ETC Member or any of its Affiliates hereafter admitted as a Substituted Member, Energy Transfer Partners, L.P., and (c) in the case of any other Member, the Person that is designated by the Board as the Parent of such Member in connection with its admission to the Company, or if no such designation is made, the Person that at the time of such admission Controls such Member and that has no other Person that Controls it.

“Permits” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted by a Governmental Entity.

“Person” means any individual or entity, including any corporation, limited liability company, partnership (general or limited), joint venture, association, joint stock company, trust, unincorporated organization or government (including any board, agency, political subdivision or other body thereof).

“Pipeline Facility” means any (a) facility that involves water transportation pipelines, water booster field stations or water transfer terminals that is, or, when completed, will be, located in the AMI, (b) addition, upgrade, expansion, lateral extension, segment extension or other extension or expansion to any Pipeline Facility in the AMI, or (c) capital project related to any Pipeline Facility and mandated by Law.

“Pipeline Facility Opportunity” means any opportunity to develop or acquire a Pipeline Facility, other than any projects included in an approved Budget and any expenditures (including any capital expenditures) incurred in the ordinary course of business; provided, however, that a “Pipeline Facility Opportunity” shall not include any Water Processing Facility Opportunity.

“Pipeline Land Rights” means deeds, releases, easements, rights of way and other land rights necessary to construct, maintain or operate the Pipeline Facilities.

“Pipeline O&R Agreement” means the Operations and Reimbursement Agreement dated as of the Effective Date, by and between ETC member and the Company, and any replacement agreement pursuant to which a Member or any other Person operates the Pipeline Facilities, a form of which is attached hereto as Annex B.

“Pipeline Operator” means ETC Member, or any successor thereto, whose responsibility is to oversee and manage the development and construction of and operate and maintain the Pipeline Facilities under the terms of the Pipeline O&R Agreement in accordance with Section 6.13.

“Potential ETC Facilities” has the meaning set forth in the definition of AMI.

“Pre-Effective Date Costs” has the meaning set forth in Section 2.11.

“Proceeding” has the meaning set forth in Section 7.2.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Qualifying Offer” means an offer to purchase a Membership Interest if it meets all of the following criteria:

(a) the offer is a written offer, in good faith and at arm’s length, from a Person that is not an Affiliate of the Transferring Member to purchase all, and not less than all, of the Transferring Member’s Membership Interest;

(b) the offer is for a price payable solely in cash;

(c) the offer is not subject to any material conditions such as financing or due diligence;

(d) the offer does not include consideration unrelated to the sale of the Subject Interest;

(e) the offer is subject in all respects to the right of the other Member to first purchase the Subject Interest pursuant to Section 3.6(b);

(f) the proposed transferee is a principal, identified in the offer, and not an agent acting on behalf of an undisclosed principal; and

(g) the offer contains all material terms and conditions of a written contract of purchase and sale of the Membership Interest, provides for a closing not earlier than the term specified in Section 3.6(b)(ii) and is not assignable except to a Wholly-Owned Affiliate of such Person.

“Quarter” means, unless the context requires otherwise, a fiscal quarter, or, with respect to the first fiscal quarter after the Effective Date, the portion of such quarter after the Effective Date, of the Company.

“Recapture Income” means any gain recognized by the Company (computed without regard to any adjustment required by section 734 or 743 of the Code) upon the disposition of any property or asset of the Company, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

“Required Allocations” means any allocation of an item of income, gain, loss or deduction pursuant to Section 5.1(c)(i), 5.1(c)(ii), 5.1(c)(iii), 5.1(c)(iv), 5.1(c)(vii) or 5.1(c)(ix).

“Required Contribution” has the meaning set forth in Section 4.2(b).

“Reserve” means the cash reserves reasonably determined by the Managing Member to be necessary or appropriate to provide for the payment of current, prospective or contingent obligations, including working capital, of the Company for the subsequent Quarter; provided, however, that with respect to such determination as it relates to a Facility Opportunity pursued by a Consent Member under Section 2.9(c), the Managing Member shall, during the Earn-Out Period with respect to such Facility Opportunity, either (a) in the event of sufficient Net Incremental Revenue distributable under Section 2.9(c) with respect to such Facility Opportunity, deduct from Net Incremental Revenue such cash reserves that the Managing Member determines to be necessary or appropriate to provide for the payment of current, prospective or contingent obligations, including working capital, of the Company for the subsequent Quarter with respect to such Facility Opportunity pursued by a Consent Member, or (b) to the extent of no or insufficient Net Incremental Revenue attributable to such Facility Opportunity pursued by a Consent Member, the Managing Member shall notify such Consent Member of its obligation to fund such cash reserve through a Capital Contribution under Section 2.9(c)(i).

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Residual Gain” or “Residual Loss” means any item of gain or loss, as the case may be, of the Company recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 5.2(b)(i)(A) or 5.2(b)(ii)(A), respectively, to eliminate Book Tax Disparities.

“Resign” means the resignation, withdrawal or retirement of a member from the Company as a Member.

“Security Interest” means any security interest, lien, mortgage, encumbrance, hypothecation, pledge, or other obligation, whether created by operation of law or otherwise, created by any Person in any of its property or rights.

“Service” means the Internal Revenue Service.

“Special Purpose Entity” means any Member or Person that Controls a Member, all or substantially all of the assets of which consist, directly or indirectly, of a Membership Interest.

“Subject Interest” has the meaning set forth in Section 3.6(b)(ii).

“Subsidiary” means, with respect to any relevant Person, any other Person that is Controlled (directly or indirectly) and more than 50% owned (directly or indirectly) by the relevant Person.

“Substituted Member” means a Person who is admitted as a Member of the Company, at such time as such Person has complied with the requirements of Section 3.9, in place of and with all the rights of a Transferring Member with respect to the Membership Interest transferred and that is shown as a Member on the books and records of the Company.

“Tax Matters Member” has the meaning set forth in Section 8.4.

“Third Party” means any Person other than a Member, its Affiliates, and the Company.

“Transfer” or “Transferred” means, with respect to a Membership Interest, a voluntary or involuntary sale, assignment, transfer, conveyance, exchange, bequest, devise, gift or any other alienation (in each case, with or without consideration) of any rights, interests or obligations with respect to all or any portion of (a) such Membership Interest or (b) the equity interests of any Special Purpose Entity that is the Member or that Controls the Member.

“Transferee” means a Person that receives all or part of a Member’s Membership Interest through a Transfer.

“Transferring Member” has the meaning set forth in Section 3.6(b)(ii).

“Treasury Regulation” means the Income Tax Regulations promulgated under the Code, as may be amended from time to time (including corresponding provisions of successor regulations).

“UCC” has the meaning set forth in Section 4.3(a)(v).

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Unanimous Consent” means the unanimous affirmative vote of all the Board Members voting on the action being taken, and including at least one Board Member appointed by ETC Member and one Board Member appointed by HEK Member; provided, however, that (a) if a Member is in Default, “Unanimous Consent” means the Consent of the Board Members appointed by the Member not in Default at the time such action is being taken; (b) with respect to any action related to an Affiliate Contract, “Unanimous Consent” means the Consent of the Board Members appointed by the Member which is not, nor are its Affiliates, a party to such Affiliate Contract at the time such action is being taken; (c) with respect to any action related to litigation, arbitration or similar proceedings (including any proposed or threatened litigation, arbitration or similar proceeding) involving the Company as a party (or the equivalent) to which a Member or an Affiliate thereof is a party adverse to the Company (other than as a co-defendant or the equivalent), “Unanimous Consent” means the Consent of the Board Members excluding the Board Members appointed by each such adverse Member (and each such Member with an adverse Affiliate); (d) with respect to any determination of a Member’s, its Affiliate’s or its proposed Transferee’s satisfaction of the Credit Standards (either individually or by providing a Guaranty Agreement from a Person that meets the Credit Standards), “Unanimous Consent” means the Consent of the Board Members, excluding the Board Members appointed by Member of which such determination is being made; and (e) with respect to any action related to a Facility Opportunity being pursued in accordance with Section 2.9(c) and that arises prior to the end of the applicable Earn-Out Period, “Unanimous Consent” means the Consent of the Board Members, excluding the Board Members appointed by any Member that is a non-Consent Member with respect to such Facility Opportunity.

“Unrealized Gain” attributable to any item of Company property means, as of any date of determination, the excess, if any, of (a) the Fair Market Value of such property as of such date (as determined under Section 4.5(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.5(d) as of such date).

“Unrealized Loss” attributable to any item of Company property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.5(d) as of such date) over (b) the Fair Market Value of such property as of such date (as determined under Section 4.5(d)).

“Water Processing Facility” means any (a) facility that involves central water processing and treatment, water injection facilities, fresh water intakes at central processing site, fresh water and pre-treated water storage at central processing site, and material and waste loading and un-loading facilities, in each case that is, or, when completed, will be, located in the AMI, (b) addition, upgrade, expansion, lateral extension, segment extension or other extension or expansion to any Water Processing Facility in the AMI, or (c) capital project related to any Water Processing Facility and mandated by Law.

“Water Processing Facility Opportunity” means any opportunity to develop or acquire a Water Processing Facility, other than any projects included in an approved Budget and any expenditures (including any capital expenditures) incurred in the ordinary course of business; provided, however, that a “Water Processing Facility Opportunity” shall not include any Pipeline Facility Opportunity.

“Water Processing Land Rights” means deeds, releases, easements, rights of way and other land rights necessary to construct, maintain or operate the Water Processing Facilities.

“Water Processing O&R Agreement” means the Operations and Reimbursement Agreement dated as of the Effective Date, by and between HEK Member and the Company and any replacement agreement pursuant to which a Member or any other Person who operates the Water Processing Facilities, a form of which is attached hereto as Annex C.

“Water Processing Operator” means HEK Member, or any successor thereto, whose responsibility is to oversee and manage the development and construction of and operate and maintain the Water Processing Facilities under the terms of the Water Processing O&R Agreement in accordance with Section 6.13.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Wholly-Owned Affiliate” means, when used with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls such Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person, through ownership of 100% of the equity securities of the controlled Person.

Section 1.2 Other Terms. Other terms may be defined elsewhere in the text of this Agreement and shall have the meanings so given.

Section 1.3 Construction. Unless the context otherwise requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter, the singular shall include the plural, and the plural shall include the singular. All references to Articles, Sections and subsections refer to articles, sections and subsections of this Agreement, and all references to Exhibits, Schedules and Annexes are to exhibits, schedules and annexes attached hereto, each of which is incorporated herein for all purposes, unless specific reference is made to such articles, sections, subsections, exhibits, schedules or annexes of another document or instrument. Article and section titles or headings are for convenience only and neither limit nor amplify the provisions of the Agreement itself. Each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP. All references to $ or dollar amounts are to lawful currency of the United States. Unless the context of this Agreement clearly requires otherwise, the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” and the words “hereof,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear.

ARTICLE II

ORGANIZATION

Section 2.1 Formation. The Company was organized as a Delaware limited liability company by the filing of a Certificate of Formation (as amended, supplemented or otherwise modified from time to time, the “Certificate”) with the Secretary of State of the State of Delaware pursuant to the Act as of the Effective Date.

Section 2.2 Name. The name of the Company is “Energy Transfer Water Solutions JV, LLC” and all Company business must be conducted in that name or such other names that comply with Laws as the Board may select from time to time; provided, however, that to the extent practical, in their dealings and communications with third parties, the Members shall identify the Company as a Heckmann Corporation and Energy Transfer Partners venture.

Section 2.3 Principal Office in the United States; Other Offices. The principal office of the Company in the United States shall be at 7000 Stonewood Drive, Suite 351, Wexford, PA 15090, or at such other place as the Board may designate from time to time, which need not be in the State of Delaware. The Company may have such other offices as the Board may designate from time to time.

Section 2.4 Purpose. The sole purpose of the Company is to engage in the Business. Except for activities related to such purpose, there are no other authorized business purposes of the Company.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 2.5 Foreign Qualification. Prior to the Company’s conducting business in any jurisdiction other than Delaware, the Company shall comply, to the extent procedures are available and those matters are reasonably within the control of the Company, with all requirements necessary to qualify the Company as a foreign limited liability company, and, if necessary, keep the Company in good standing, in that jurisdiction.

Section 2.6 Term. Subject to earlier termination pursuant to other provisions of this Agreement (including those contained in Article X), the term of the Company shall be perpetual.

Section 2.7 Mergers and Exchanges. Except as otherwise provided in this Agreement or prohibited by Laws, the Company may be a party to any merger, share exchange, consolidation, exchange or acquisition or any other type of reorganization.

Section 2.8 Standard of Conduct—No Implied Duty or Obligation. Subject to Section 2.9, each Member and its Affiliates may engage, directly or indirectly, without the consent or approval of the other Member or the Company, in the businesses conducted by such Member and its Affiliates as of the Effective Date (or, with respect to Members admitted after the Effective Date as Substituted Members in accordance with the provisions hereof, on the date such Person is admitted as a Substituted Member) and in any other business opportunities (including Facility Opportunities that it is permitted to pursue pursuant to Section 2.9), transactions, ventures or other arrangements of any nature or description, independently or with others, including business of a nature which may be competitive with or the same as or similar to the Business, regardless of the geographic location of such business, and without any duty or obligation to account to the other Member or the Company in connection therewith. Nothing herein is intended to create a partnership, joint venture, agency or other relationship creating fiduciary or quasi-fiduciary duties or similar duties and obligations or subject the Members to joint and several or vicarious liability or to impose any duty, obligation or liability that would arise therefrom with respect to any or all of the Members or the Company. To the extent that, at law or in equity, a Member has any fiduciary or other duty to the Company or to any other Member pursuant to this Agreement (other than as expressly set forth in this Agreement), such duty is hereby eliminated to the maximum extent permitted pursuant to Section 18-1101(c) of the Act and Laws. Notwithstanding anything to the contrary in this Agreement, (a) each Member (and its designated Board Member) shall be permitted to vote its Membership Interest in its own self-interest and (b) subject to Section 2.9, (i) the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to a Member; (ii) no Member who (directly or through an Affiliate) acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Company shall have any duty to communicate or offer such opportunity to the Company or any other Member, and such Member shall not be liable to the Company, to any other Member or any other Person for breach of any fiduciary or other duty by reason of the fact that such Member pursues or acquires such opportunity for itself or its Affiliate, directs such opportunity to another Person or does not communicate such opportunity or information to the Company and (iii) neither the Company nor any Member shall have any right, by virtue of this Agreement, to share or participate in such other businesses, investments or activities of a Member or to the income or proceeds derived therefrom.

Section 2.9 Business Opportunity/Non-Compete; Non-Consent.

(a) ****.

(b) If, at any time, a Member becomes aware of a Facility Opportunity, then such Member shall submit it to the Company by notifying the Board of the nature of such proposed Facility Opportunity, including such details as are then available, providing a reasonably detailed explanation of the reasons why such Facility Opportunity should be pursued by the Company, and whether such Facility

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Opportunity is a Pipeline Facility Opportunity or a Water Processing Facility Opportunity. Following any such submission, the following provisions shall apply, with respect to any such Facility Opportunity, the implementation of which would involve a Major Decision:

(i) As soon as reasonably practicable after the giving of the notice described in Section 2.9(b), the Board shall instruct the Pipeline Operator or the Water Processing Operator, as applicable based on whether the Facility Opportunity is a Pipeline Facility Opportunity or a Water Processing Facility Opportunity, to conduct a feasibility study for the proposed Facility Opportunity. The applicable Operator shall complete the feasibility study as soon as reasonably practicable. Upon completion of such feasibility study, the feasibility study and its findings shall be delivered to each Member, together with (A) a detailed description of such Facility Opportunity; (B) a detailed analysis of the economic benefits of the proposed Facility Opportunity; and (C) the estimated cost of the Facility Opportunity.

(ii) Within a reasonable timeframe but no later than 15 Business Days after a feasibility study has been received by each Member (the “Meeting Deadline”), the Board shall meet to consider pursuit by the Company of such Facility Opportunity and, if the Board determines to pursue such Facility Opportunity by Unanimous Consent, then the Board shall authorize the relevant Operator to prepare for presentation to the Board a Facility Development Plan and Facility Budget relating to such Facility Opportunity (together, a “Facility Plan”).

(iii) After the presentation of the Facility Plan to the Board as instructed in accordance with Section 2.9(b)(ii), the Board shall vote on whether to proceed with the development of such Facility Opportunity in accordance with such Facility Plan, which vote requires Unanimous Consent for approval.

(iv) If proceeding with the development of a proposed Facility Opportunity in accordance with its respective Facility Plan is approved by Unanimous Consent as provided in Section 2.9(b)(iii), then the Board shall instruct the relevant Operator to proceed in accordance with the applicable Facility Plan with the development of such Facility Opportunity, the Facility Plan shall be deemed approved for all purposes and the Facility Budget shall be incorporated into the Budget accordingly.

(v) If the Board does not approve the Facility Opportunity pursuant to Section 2.9(b)(iii) by Unanimous Consent, then (A) if a Member, through its representation on the Board, shall have voted to approve such Facility Opportunity (the “Consent Member”), the provisions of Section 2.9(c) shall apply, or (B) if no Member, through its representation on the Board, shall have voted to approve such Facility Opportunity, such Facility Opportunity shall be deemed rejected by the Board, and no Member, or its Affiliates, may pursue it.

(vi) Except in connection with costs associated with the feasibility study described under Section 2.9(b)(i) or actions otherwise taken with the approval of the Board, the Company shall not incur any material costs or obligations with respect to a Facility Opportunity until (A) the necessary Permits for the Facility Opportunity have been obtained and all other applicable legal requirements have been satisfied, including (if applicable) the expiration of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1996, as amended, (B) the estimated cost of the Facility Opportunity has been determined by the Board and (C) Unanimous Consent of such Facility Opportunity has been obtained as provided in Section 2.9(b)(iii).

(c) Following the affirmative vote to approve a Facility Opportunity by the Consent Member in accordance with Section 2.9(b)(v), such Consent Member shall have the right, by

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

notice to the Board, to cause the Company to pursue such Facility Opportunity in accordance with the applicable Facility Plan, and the following shall apply:

(i) the Consent Member shall be obligated to make Capital Contributions to cover all costs, expenses, obligations or liabilities arising out of or associated with the development, construction, acquisition, ownership and operation of the Facility Opportunity during the Earn-Out Period (to the extent any such costs, expenses, obligations or liabilities are not paid for out of Incremental Revenues);

(ii) during the Earn-Out Period for such Facility Opportunity, all Net Incremental Revenues (less any Reserves attributable to such Facility Opportunity) will be distributed on a quarterly basis to the Consent Member (provided, however, that, for the avoidance of doubt, the distributions described in this clause (ii) shall cease to be made in accordance with this Section 2.9(c)(ii) from and after the end of the Earn-Out Period for the Facility Opportunity with respect to which such Net Incremental Revenues relate);

(iii) the Facility Plan shall be deemed approved by Unanimous Consent and the Facility Budget will be incorporated into the Budget accordingly; and

(iv) such Facility Opportunity shall be managed by the Pipeline Operator or the Water Processing Operator, as applicable, under their respective O&R Agreement, regardless of which Member is the Consent Member.

Section 2.10 Guaranty Agreements. Each Member shall cause a Guaranty Agreement from its Parent to be executed and delivered to the other Member and the Company on or before the Effective Date.

Section 2.11 Pre-Effective Date Costs. ****.

ARTICLE III

MEMBERSHIP INTERESTS AND TRANSFERS

Section 3.1 Members. The Members of the Company are HEK Member and ETC Member. A Person may only be admitted to the Company as a Substituted Member as provided in this Agreement.

Section 3.2 Number of Members. The number of Members of the Company shall never be fewer than one.

Section 3.3 Membership Interests. The Members agree that each Member’s Membership Interest shall be that which is set forth in Exhibit A, which exhibit shall be amended by the Board as required to reflect changes and adjustments made from time to time in accordance with the terms of this Agreement.

Section 3.4 Representations and Warranties. Each Member hereby represents and warrants to the Company and the other Member that (a) it is duly formed, validly existing and (if applicable) in good standing under the Laws of the state of its formation, and, if required by Laws, is duly qualified to do business and (if applicable) is in good standing in the jurisdiction of its principal place of business (if not formed therein); (b) it has full corporate, limited liability company, partnership, trust, or other applicable power and authority to execute and agree to this Agreement and to perform its obligations hereunder and all necessary actions by the board of directors, shareholders, managers,

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

members, partners, trustees, beneficiaries, or other Persons necessary for the due authorization, execution, delivery, and performance of this Agreement by that Member have been duly taken; (c) it has duly executed and delivered this Agreement, and this Agreement is enforceable against such Member in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors’ rights and general principles of equity (whether applied in a proceeding in a court of law or equity); (d) its authorization, execution, delivery, and performance of this Agreement does not conflict with any material obligation under any other material agreement or arrangement to which that Member is a party or by which it is bound; and (e) it (i) has been furnished with such information about the Company and the Membership Interest as that Member has requested, (ii) has made its own independent inquiry and investigation into, and based thereon has formed an independent judgment concerning, the Company and that Member’s Membership Interest therein, (iii) has adequate means of providing for its current needs and possible individual contingencies and is able to bear the economic risks of this investment and has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such loss should occur, (iv) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, (v) is an “accredited investor” within the meaning of “accredited investor” under Regulation D of the Securities Act of 1933, as amended, and (vi) understands and agrees that its Membership Interest shall not be sold, pledged, hypothecated or otherwise transferred except in accordance with the terms of this Agreement and pursuant to an applicable exemption from registration under the Securities Act of 1933 and other applicable securities Laws. Upon the occurrence and during the continuation of any event or condition which would cause a Member to be in breach of a representation or warranty contained in clause (e) of this Section 3.4, the breaching Member shall be treated as a Transferee who has not become a Substituted Member in accordance with the terms of Section 3.9.

Section 3.5 Restrictions on the Transfer of a Membership Interest. Any Transfer of a Membership Interest may only be made in accordance with Laws and the provisions of this Agreement, including the following provisions of this Section 3.5. Any purported Transfer in breach of the terms of this Agreement shall be null and void ab initio, and the Company shall not recognize any such prohibited Transfer.

(a) Notwithstanding anything to the contrary contained herein, no Member may effect a Transfer of less than all of its Membership Interest, unless such action is approved by the other Member.

(b) A Membership Interest shall not be Transferred except pursuant to an applicable exemption from registration under the Securities Act of 1933, as amended, and other applicable securities Laws.

(c) Except for Transferees with respect to Transfers made in accordance with Sections 3.6(a) and 3.6(b) (to the extent provided in Section 3.9(a)) or as otherwise provided in this Agreement or by Laws, (i) no Transferee shall have the right to become a Substituted Member and (ii) unless and until a Transferee is admitted as a Substituted Member, (A) such Transferee shall have no right to exercise any of the powers, rights and privileges of a Member hereunder other than to receive its share of allocations and distributions pursuant to this Agreement and (B) the Member who has Transferred all or any part of its Membership Interest to such Transferee shall cease to be a Member with respect to such Membership Interest so Transferred upon Transfer of such Membership Interest and thereafter shall have no further powers, rights and privileges as a Member hereunder with respect to such Membership Interest (to the extent so Transferred), but shall, unless otherwise relieved of such obligations by the Company, remain liable for all obligations and duties as a Member with respect to such Membership Interest; provided, however, that if the Transferee reconveys such Membership Interest to the Transferring Member within 10 days after the Transferring Member becomes aware that the Transferee will not become a Substituted Member, the Transferring Member shall once again be entitled to all of the powers, rights and privileges of a Member hereunder.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(d) The Company may, in its reasonable discretion, charge the Transferring Member a reasonable fee to cover administrative expenses necessary to effect a Transfer with respect to any or all of such Member’s Membership Interest.

(e) In the absence of the substitution (as provided herein) of a Transferee for a Transferring Member, any payment by the Company to the Transferring Member shall acquit the Company and the Members of all liability to any other Persons who may be interested in such payment by reason of a Transfer by such Member.

(f) Neither the Company nor any Member shall be bound or otherwise affected by any Transfer of any Membership Interest with respect to which such Person has not received notice pursuant to Section 3.7.

(g) Except as specifically provided under Section 3.6(c) or 3.6(d), a Member in Default shall not Transfer, and shall not permit a Transfer of, its Membership Interest.

Section 3.6 Permitted Transfers.

(a) Transfers to Affiliates. Any Member may Transfer all, and not less than all, of its Membership Interest to a Wholly-Owned Affiliate of its Parent without being subject to the requirements of Section 3.6(b); provided that (i) such Transfer otherwise complies with the terms of this Agreement and (ii) the Guaranty Agreement executed and delivered by such Parent pursuant to Section 2.10 remains in full force and effect (and is applicable to such Transferee’s obligations) subsequent to such Transfer.

(b) Right of First Refusal.

(i) Subject to the right of first refusal set forth in this Section 3.6(b) and the other restrictions and limitations contained herein, a Member may Transfer all, and not less than all, of its Membership Interest to another Person that is not a Wholly-Owned Affiliate of the Member’s Parent.

(ii) Except with respect to Transfers according to the terms of Section 3.6(a), any Member (or such Member’s Affiliate) who receives, and desires to accept, a Qualifying Offer (such Member and any other Member deemed to have made a Transfer under Section 3.6(c) or 3.6(d), each a “Transferring Member”) from a ready, willing and able Transferee shall first offer to transfer such Member’s Membership Interest (the “Subject Interest”) to the other Member (the “Non-Transferring Member”) no later than five days following the decision by the Transferring Member to accept such Qualifying Offer. Such offer shall be made by an irrevocable written offer (the “Offer Notice”) to transfer all of the Subject Interest and shall contain a complete description of the price and other terms and conditions of the transaction in which the Transferring Member proposes to Transfer the Subject Interest, including the name of the ready, willing and able Transferee, the consideration specified and the proposed closing date of the transaction, which shall in no event be earlier than 30 days, or later than 60 days, following the expiration of the Option Period. The Non-Transferring Member shall have 30 days (the “Option Period”) after receipt of the Offer Notice within which to advise the Transferring Member whether or not it will acquire the Subject Interest upon the terms and conditions contained in the Offer Notice. If, within the Option Period, the Non-Transferring Member elects to acquire such Subject Interest, then such Non-Transferring Member shall close such transaction in accordance with this Section 3.6 no later than the closing date set forth in the Offer Notice.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(iii) If the Non-Transferring Member declines to acquire all of the Subject Interest of the Transferring Member in accordance with this Section 3.6(b), the Transferring Member may Transfer such Subject Interest to the Transferee named in the Offer Notice delivered to the Non-Transferring Member upon the terms described in such Offer Notice. If such Transfer does not occur in accordance with the terms of such Offer Notice, such attempted Transfer shall be null and void ab initio and the Transferring Member shall again be subject to the provisions of this Section 3.6(b).

(iv) Upon consummation of any such Transfer (whether to a Member or any other Person), such Transferee and its Membership Interest shall automatically become a party to and be bound by this Agreement and shall thereafter have all of the rights and obligations of a Member hereunder. Notwithstanding the foregoing, all Transfers pursuant to this Section 3.6(b) must also comply with and be governed by this Agreement, including any restrictions on Transfers herein and on any Transferee becoming a Substituted Member.

(c) Except as may be permitted under Section 4.3 or with prior Unanimous Consent, no Member may grant or suffer a Security Interest on all or any portion of its Membership Interest or the equity interests of any Special Purpose Entity that is such Member or that Controls such Member (each, an “Encumbrance”). Except as permitted under Section 4.3, if any Member (an “Encumbering Member”), without prior Unanimous Consent, should grant or suffer an Encumbrance, the Encumbering Member shall be obligated to notify the other Members in writing (and such notice shall be the Offer Notice) and the Encumbrance shall be deemed to be a proposed Transfer of all the Membership Interests subject to the Encumbrance and, therefore, a Subject Interest offered to the other Members under Section 3.6(b) at a price equal to the Fair Market Value of such Membership Interest and payable only in cash, and such Encumbering Member shall be obligated to sell its Membership Interest in accordance with Section 3.6(b) and this Section 3.6(c).

(d) If a Member (i) undergoes a Change of Control, (ii) is dissolved and wound up (unless the sole distributee of the Member’s Membership Interest is such Member’s Parent or a Wholly-Owned Affiliate of the Member’s Parent), or (iii) becomes a Bankrupt Member, or (iv) is an Encumbering Member (as permitted under Section 3.6(c)) whose Membership Interests have been foreclosed upon by a creditor or trustee-in-bankruptcy in a legal or equitable proceeding, or (v) desires to sell its entire Membership Interest as part of a larger transaction and the cash value of such Membership Interest cannot be readily ascertained, the affected Member shall be obligated to notify the other Member in writing (and such notice shall be deemed to be the Offer Notice) and the entire Membership Interest owned by such Member shall be deemed to be the subject of a proposed Transfer and, therefore, a Subject Interest offered to the other Members under Section 3.6(b) at a price equal to the Fair Market Value of such Membership Interest and payable only in cash, and such affected Member shall be obligated to sell its Membership Interest in accordance with Section 3.6(b) and this Section 3.6(d).

(e) Whenever the Fair Market Value of a Membership Interest is determined as a result of a deemed Transfer under Sections 3.6(c) or 3.6(d), the Fair Market Value shall be determined as of the last day of the calendar month immediately preceding the occurrence of the Encumbrance, Change of Control or dissolution, foreclosure or bankruptcy, as applicable, that is deemed a Transfer (the “Determination Date”); provided, however, that for purposes of determining the purchase price for the Subject Interest, the Fair Market Value shall be reduced by any distributions made to the Transferring Member attributable to the Subject Interest, and increased by any Capital Contributions made by the Transferring Member attributable to the Subject Interest, occurring during the time period between the Determination Date and the closing of the purchase and sale.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(f) Whenever an option arises as a result of a deemed Transfer under Section 3.6(c) or 3.6(d), the Option Period shall begin upon the occurrence of the event constituting the deemed Transfer and shall continue until the 30th day following the giving of the notification to the other Member referenced in the applicable provision of Section 3.6(c) or 3.6(d).

(g) At the closing of the Transfer of a Membership Interest pursuant to this Agreement, the Transferee shall deliver to the Transferring Member the full consideration agreed upon. Any membership interest transfer or similar taxes involved in such sale shall be paid by the Transferring Member, and the Transferring Member shall provide the Transferee with such evidence of the Transferring Member’s authority to Transfer hereunder and such tax lien waivers and similar instruments as the Transferee may reasonably request.

(h) If any governmental consent or approval is required with respect to any Transfer, the Transferee shall have a reasonable amount of time (not to exceed 120 days from the date upon which such Transfer would have been otherwise consummated in accordance with the terms of this Agreement) to obtain such consent or approval. All Members shall use reasonable, good faith efforts to cooperate with the Transferee attempting to obtain, and to assist in timely obtaining, such consent or approval; provided that no Member shall be required to incur any out-of-pocket costs or additional liability in connection with such cooperation and assistance. After the expiration of such waiting period, such Transferee shall forfeit its rights to acquire the Subject Interest with respect to such specific transaction; provided, however, that such forfeiture shall not limit or otherwise affect the forfeiting Transferee’s rights with respect to any subsequent proposed Transfer made in accordance herewith.

(i) No Transfer of a Membership Interest shall effect a release of the Transferring Member (or its applicable Affiliates) from any liabilities or obligations to the Company or the other Member that accrued prior to the Transfer.

Section 3.7 Documentation; Validity of Transfer. The Company shall not recognize for any purpose any purported Transfer of a Membership Interest unless and until the applicable provisions of Sections 3.5 and 3.6 have been satisfied and the Company has received, on behalf of the Company, a document in a form acceptable to the Company executed by both the Transferring Member (or if the Transfer is on account of the death, incapacity, or liquidation of the Member, its representative) and the Transferee. Such document shall (a) include the notice address of the potential Transferee and such Person’s agreement to be bound by this Agreement with respect to the Membership Interest being obtained, (b) contain a representation and warranty that the Transfer was made in accordance with all Laws (including state and federal securities Laws) and the terms and conditions of this Agreement, (c) include a legally binding agreement of the Transferee to be bound by this Agreement from and after the date such Transferee becomes a Member and (d) if the Person to which the Membership Interest is Transferred is to be admitted to the Company as a Substituted Member, its representation and warranty that the representations and warranties in Section 3.4 are true and correct with respect to such Person. Each Transfer and, if applicable, admission complying with the provisions of this Section 3.7 and Sections 3.5, 3.6 and 3.9(b) is effective against the Company as of the first Business Day of the calendar month immediately succeeding the month in which (i) the Company receives the document required by this Section 3.7 reflecting such Transfer, and (ii) the other requirements of Sections 3.5, 3.6 and 3.9(b) have been met.

Section 3.8 Possible Additional Restrictions on Transfer. Notwithstanding anything to the contrary contained in this Agreement, in the event of (a) the enactment (or imminent enactment) of any legislation, (b) the publication of any temporary or final Regulations, (c) any ruling by the Service or (d) any judicial decision that in any such case, in the opinion of counsel to the Company, would result in the taxation of the Company for federal income tax purposes as a corporation or would otherwise subject the Company to being taxed as an entity for federal income tax purposes, this Agreement shall be deemed to impose such restrictions on the Transfer of a Membership Interest as may be required, in the opinion of

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

counsel to the Company, to prevent the Company from being taxed as a corporation or otherwise being taxed as an entity for federal income tax purposes, and the Members thereafter shall amend this Agreement as necessary or appropriate to impose such restrictions.

Section 3.9 Substituted Members.

(a) Persons, including Transferees, may be admitted to the Company as Substituted Members as provided under the terms of this Section 3.9. Except as expressly provided otherwise, any Transferee with respect to a Transfer made in accordance with Section 3.6(a) or 3.6(b) shall be admitted automatically as a Substituted Member upon compliance with Sections 3.5, 3.6, 3.7 and 3.9(b) with respect to such Transfer, but without the consent or approval of any other Person; provided, however, that any Transferee that is not already a Member at the time of the Transfer and acquires a Membership Interest by foreclosure shall not be admitted as a Substituted Member without Unanimous Consent.

(b) Notwithstanding anything to the contrary contained herein, a Person may be admitted as a Substituted Member only if such Person either meets the Credit Standards or delivers to the other Member a Guaranty Agreement from a Creditworthy Affiliate of such Person, as guarantor. This Section 3.9(b) shall not apply to Transferees under Section 3.6(a).

(c) Upon becoming a Substituted Member, (i) such Substituted Member shall have all of the powers, rights, privileges, duties, obligations and liabilities of a Member, as provided in this Agreement and by Laws to the extent of the Membership Interest so Transferred and (ii) the Member who Transferred the Membership Interest and its guarantor (except as provided in Section 3.6(a)) shall be relieved of all of the obligations and liabilities with respect to such Membership Interest (and the Guaranty of such guarantor, except as provided in Section 3.6(a), shall be deemed terminated with respect to such obligations and liabilities); provided that such Member and its guarantor shall remain fully liable for all liabilities and obligations relating to such Membership Interest that accrued prior to the applicable Transfer (and the Guaranty of such guarantor shall remain in full force and effect with respect to such liabilities and obligations).

Section 3.10 Information.

(a) In addition to the other rights specifically set forth in this Agreement, each Member is entitled to all information to which that Member is entitled to have access pursuant to the Act under the circumstances and subject to the conditions therein stated.

(b) The Members acknowledge that, from time to time, they may receive information from or regarding the Company, any other Member or its Affiliates or their respective customers in the nature of trade secrets or secret or proprietary information or information that is otherwise confidential, the release of which may be damaging to the Company, the Members or their Affiliates, as applicable, or Persons with which they do business. Each Member shall hold in strict confidence any such information it receives for a period of two years following the termination of this Agreement and, during such time period, may not disclose such information to any Person other than another Member, except for disclosures (i) to comply with any Laws (including applicable stock exchange or quotation system requirements), (ii) to Affiliates, advisers or representatives of the Member or Persons to which that Member’s Membership Interest may be Transferred as permitted by this Agreement, but only if the recipients of such information have agreed to be bound by the provisions of this Section 3.10(b), (iii) of information that a Member also has received from a source independent of the Company and that such Member reasonably believes such source obtained without breach of any obligation of confidentiality, (iv) of information obtained prior to the formation of the Company,

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

provided that this clause (iv) shall not relieve any Member or any of its Affiliates from any obligations it may have to any other Member or any of its Affiliates under any existing confidentiality agreement, (v) to lenders, accountants, attorneys, financial advisors and other representatives of the disclosing Member with a need to know such information, provided that the disclosing Member shall be responsible for such representatives’ use and disclosure of any such information, (vi) of public information, or (vii) in connection with any proposed Transfer of a Membership Interest of a Member or the proposed sale of all or substantially all of the assets of a Member or its Parent, to advisers or representatives of the Member, its Parent or Persons to which such interest may be Transferred as permitted by this Agreement, but only if the recipients of such information have agreed in writing to be bound by confidentiality provisions that are no less stringent than those set forth in this Section 3.10(b). The Members acknowledge that a breach of the provisions of this Section 3.10(b) may cause irreparable injury to the Company or another Member for which monetary damages are inadequate, difficult to compute, or both. Accordingly, the Members agree that the provisions of this Section 3.10(b) may be enforced by injunctive action or specific performance, and the Members hereby waive any requirement to post bond in connection with any injunctive order or order for specific performance.

(c) The Members acknowledge that, from time to time, the Company may need information from any or all of such Members for various reasons, including for complying with various federal and state regulations. Each Member shall provide to the Company all information reasonably requested by the Company for purposes of complying with federal or state regulations, in each case within a reasonable amount of time from the date such Member receives such request; provided, however, that no Member shall be obligated to provide such information to the Company to the extent such disclosure (i) could reasonably be expected to result in the breach or violation of any contractual obligation (if a waiver of such restriction cannot reasonably be obtained) or Law or (ii) involves secret, confidential or proprietary information, in which case any Member may provide such information directly to such federal or state regulatory authorities.

(d) Notwithstanding anything in this Section 3.10 to the contrary, a Member (and its Affiliates) may, in its independent pursuit of any Facility Opportunity that it is permitted to pursue under Section 2.9(b), use and disclose to other Persons as may be required in connection therewith, any information regarding such Facility Opportunity, including information received from the Company or any other Member; provided, however, that such Member may not provide confidential information about the Company or any other Member to any Person without first obtaining from such Person an executed confidentiality agreement with substantially similar provisions to those set forth in Section 3.10(b) (except that the term of the obligations thereunder must extend only for a period equal to at least two years after the date of such agreement).

Section 3.11 Liability to Third Parties. Except as required by the Act, no Member shall be liable to any Person (including any Third Party, the Company or to another Member) (a) as the result of any act or omission of another Member or (b) for Company losses, liabilities or obligations (except as otherwise expressly agreed to in writing by such Member).

Section 3.12 No Resignation. A Member may not take any action to Resign voluntarily without the prior written consent of all other Members.

Section 3.13 Fair Market Value. The “Fair Market Value” of the Subject Interest deemed to be Transferred under Section 3.6(c) or 3.6(d) shall be determined by mutual agreement of the Transferring Member (or its representative) and the Non-Transferring Member; provided, however, that if such Persons do not agree on the Fair Market Value of such Subject Interest during the first 20 days of the Option Period, then (a) either Member, by written notice to the other Member, may require the determination of Fair Market Value to be made by an independent appraiser specified in such written

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

notice, and (b) the Option Period shall thereafter be extended until the 10th day following the final determination of Fair Market Value in accordance with the terms hereof. If the Member receiving such notice objects, in writing, to the independent appraiser designated in such notice, on or before the 10th day following such Member’s receipt thereof, and the Members otherwise fail to agree on an independent appraiser, either Member may request the CPR Institute to designate an independent appraiser who shall be qualified by his or her education, training and experience in the water processing and transportation industry to determine the Fair Market Value of such Subject Interest, whose determination shall be final and binding on both Members. Failing designation by the CPR Institute, either Member may in writing request the judge of the United States District Court for the Northern District of Texas senior in term of service to appoint an independent appraiser qualified by his or her education, training and experience in the water processing and transportation industry to determine the Fair Market Value of such Subject Interest, whose determination shall be final and binding on all parties. If the independent appraiser so chosen shall die, resign or otherwise fail or becomes unable to serve as independent appraiser, a replacement independent appraiser shall be chosen in accordance with this Section 3.13. The Company shall, and shall instruct the Operators to, provide the independent appraiser with all information and data reasonably necessary to make a determination of Fair Market Value, subject to a customary confidentiality agreement. The independent appraiser shall report to the Members its determination of Fair Market Value within 30 days after appointment, and such determination shall be final and binding on both Members. The Transferring Member, on the one hand, and the Non-Transferring Member, on the other hand, each shall pay one-half of the appraisal and court costs in appointing an appraiser.

ARTICLE IV

CAPITAL CONTRIBUTIONS

Section 4.1 Initial Capital Contributions. ****.

Section 4.2 Subsequent Contributions.

(a) Except as set forth in Section 4.2(b) or (c) or as may be approved by the Board by Unanimous Consent, no Member shall be required to make any additional Capital Contribution.

(b) The Members agree to contribute to the Company the sums required for the Company to pay all amounts necessary to fund (i) the Facility Plan for each Facility Opportunity that has received Unanimous Consent and is being pursued pursuant to Section 2.9(b) and (ii) any other Capital Contribution approved by Unanimous Consent (in each case, a “Required Contribution”). Each Member agrees to contribute that portion of the Required Contribution equal to its Membership Interest. Such contributions shall be made within 10 Business Days following the end of each such month pursuant to cash calls issued by the Managing Member when and in the amounts required to satisfy such Required Contribution.

(c) Each Consent Member shall be required to contribute to the Company the portion of the sums required to fund any Facility Opportunity pursued by such Consent Member in accordance with Section 2.9(c) in accordance with the applicable Facility Plan (each, an “Facility Contribution”). Such Facility Contributions shall be made pursuant to cash calls issued by the Managing Member (or any Member, if the Managing Member fails to issue any such cash call) when and in the amounts specified in the applicable Facility Plan related to such Facility Opportunity. The Company shall use the proceeds of such Facility Contributions exclusively for the purposes of pursuing the Facility Opportunity to which such Facility Contribution relates in accordance with the applicable Facility Plan.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 4.3 Failure to Contribute.

(a) If a Member is in Default as a result of its failure to contribute all or any portion of a Capital Contribution such Member (a “Delinquent Member”) is required to make as provided in this Agreement, the non-Delinquent Member may advance the entire amount of the Delinquent Member’s Capital Contribution that is in Default. Each advance made by a non-Delinquent Member on behalf of a Delinquent Member shall constitute a loan to the Delinquent Member (the non-Delinquent Member making such loan, the “Lending Member,” whether one or more). Such advance shall have the following results:

(i) the sum advanced shall constitute a loan from the Lending Member to the Delinquent Member and a Capital Contribution of that sum to the Company by the Delinquent Member pursuant to the applicable provisions of this Agreement;

(ii) the principal balance of the loan and all accrued unpaid interest thereon (collectively, the “Obligation”) shall be due and payable in whole on the 10th Business Day after the day written demand requesting payment of the Obligation is made by the Lending Member to the Delinquent Member; provided, however, that the Delinquent Member may prepay the Obligation in whole or in part at any time prior to the date due;

(iii) the amount lent shall bear interest at the Default Interest Rate per annum, compounded quarterly on the first day of each Quarter, from the date on which the advance is deemed made until the date that the Obligation and all costs and expenses associated therewith (“Costs”), is repaid to the Lending Member;

(iv) all distributions from the Company that otherwise would be made to the Delinquent Member (whether before or after dissolution of the Company) instead shall be paid to the Lending Member until the Obligation and any Costs have been paid in full to the Lending Member (with payments being applied first to accrued and unpaid interest, second to Costs, and finally to principal);

(v) the Lending Member shall have the right, in addition to the other rights and remedies granted to it pursuant to this Agreement or available to it at law or in equity, to take any action (including court proceedings and exercising the rights of a secured party under the Uniform Commercial Code of the State of Delaware or any other appropriate state (the “UCC”)) that the Lending Member may deem appropriate to obtain payment from the Delinquent Member of the Obligation and all Costs;

(vi) if the Delinquent Member has defaulted on more than one Capital Contribution, the non-Delinquent Member that has made advances on behalf of such Delinquent Member under this Section 4.3(a) shall have recourse to such Delinquent Member’s Membership Interest pursuant to Sections 4.3(a), 4.3(b) and 4.3(c) in priority based on the order of the dates on which the Capital Contributions giving rise to such advances under this Section 4.3(a) were required to be made by the Delinquent Member, with an advance made in respect of Capital Contributions required at an earlier date (and the Obligations and Costs relating to such advance) having priority over advances made in respect of Capital Contributions required at a later date (and the Obligations and Costs relating to such other advances);

(vii) the Delinquent Member deemed to have received a loan from a Lending Member under the terms of this Section 4.3(a) shall continue to be deemed in Default until all Obligations and Costs under such loan have been paid and satisfied in full; and

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(viii) initially, a loan by a Member to another Member as contemplated by this Section 4.3(a) shall not be considered a Capital Contribution by the Lending Member and shall not increase the Capital Account balance of the Lending Member. Notwithstanding the foregoing, in the event the Obligations under any such loan have not been fully satisfied within 90 days from the date of the loan, the Lending Member, at any time thereafter by giving written notice to the Company, may elect to have the unpaid principal balance of such loan transferred to and increase such Lending Member’s Capital Account with a corresponding decrease in the Capital Account of the Member on whose behalf such loan was made. Upon such transfer, the unpaid principal balance of such loan shall be treated as a Capital Contribution, and the Membership Interest for each Member shall be automatically adjusted to equal the percentage obtained by dividing (A) the Capital Contributions of such Member (including any Capital Contribution made on behalf of the other Member under this Section 4.3) by (B) the aggregate Capital Contributions of all Members (including all Capital Contributions made on behalf of the other Member under this Section 4.3); provided that the adjustments to the Membership Interests provided in this subsection (viii) shall occur after adjustment of the Capital Accounts as provided in Section 4.5(d) as if additional Membership Interests were being issued. Upon the adjustment of the Membership Interests in the manner set forth in the preceding sentence, Exhibit A shall be deemed to be amended to reflect such adjusted Membership Interests. If any interest or Costs remain unpaid in connection with such loan at the time the Lending Member makes an election under this subsection, the Lending Member shall retain its rights and remedies for collection of interest and Costs in connection with such loan under this Section 4.3(a) with respect to the Membership Interest, if any, of the Delinquent Member after adjustment pursuant to this subsection, but the amount treated as a Capital Contribution shall be deemed to have been repaid.

(b) Each Member grants to each Lending Member as security for any Obligations and Costs that may be due and owing by such Member hereunder a security interest in its Membership Interest pursuant to and in accordance with the UCC and agrees that the Lending Member shall have the rights and remedies granted under the UCC with respect to the security interest granted therein. Each Member authorizes any Lending Member to file UCC financing statements related thereto and agrees that this Agreement serves as the necessary security agreement.

(c) The Company or the non-Delinquent Member shall have the right to exercise the following remedies with respect to a Delinquent Member in addition to the rights granted by Section 4.3(a):

(i) the Company or the non-Delinquent Member may at any time take such action (including court proceedings) as the Company or the non-Delinquent Member may deem appropriate to obtain payment by the Delinquent Member of the portion of the Delinquent Member’s Capital Contribution that is in Default, along with all costs and expenses associated with the collection of such Delinquent Member’s Capital Contribution; and

(ii) the Company or the non-Delinquent Member may at any time exercise any other rights and remedies available under this Agreement or at law or in equity.

Section 4.4 Return of Contributions. A Member is not entitled (a) to the return of any part of any Capital Contributions or (b) to be paid interest in respect of either its Capital Account or its Capital Contributions. An unrepaid Capital Contribution is not a liability of the Company or of any Member. A Member is not required to contribute or to lend any cash or property to the Company to enable the Company to return the other Member’s Capital Contributions.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 4.5 Capital Accounts. The Company shall maintain for each Member a separate Capital Account in accordance with the rules of Treasury Regulation section 1.704-1(b)(2)(iv) and in accordance with the following provisions:

(a) Each Member’s Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Company by such Member pursuant to this Agreement, (ii) all items of Company income and gain computed in accordance with Section 4.5(b) and allocated with respect to such Member pursuant to Section 5.1, and (iii) the amount of any Company liabilities assumed by such Member or that are secured by any Company property distributed to such Member, and decreased by (A) the amount of cash or Net Agreed Value of property actually or deemed distributed to such Member pursuant to this Agreement, (B) all items of Company deduction and loss computed in accordance with Section 4.5(b) and allocated to such Member pursuant to Section 5.1 and (C) the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company.

(b) For purposes of computing the amount of any item of income, gain, loss or deduction which is to be allocated pursuant to Article V and is to be reflected in the Members’ Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes, provided that:

(i) All fees and other expenses incurred by the Company to promote the sale of (or to sell) a Membership Interest that can neither be deducted nor amortized under section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Members pursuant to Section 5.1.

(ii) Except as otherwise provided in Treasury Regulation section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under section 754 of the Code which may be made by the Company and, as to those items described in section 705(a)(1)(A) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

(iii) Any income, gain or loss attributable to the taxable disposition of any Company property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Company’s Carrying Value with respect to such property as of such date.

(iv) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such items, there shall be taken into account Depreciation, computed in accordance with the definition of “Depreciation.”

(v) For purposes of determining income, gain, loss, and deduction, or any other item allocable to any period, such items will be determined on a daily, monthly or other basis, as reasonably determined by the Board using any permissible method under Code section 706 and the related Treasury Regulations.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(c) A Transferee shall succeed to the pro rata portion of the Capital Account of the transferor relating to the Membership Interest so transferred. Except as otherwise provided herein, all items of income, gain, expense, loss, deduction, and credit allocable to any Membership Interest that may have been transferred during any calendar year shall, if permitted by law, be allocated between the transferor and the transferee based on the portion of the calendar year during which each was recognized as owning that Membership Interest, based upon the interim closing of the books method; provided, however, that this allocation must be made in accordance with a method permissible under section 706 of the Code and the Treasury Regulations thereunder.

(d) (i) In accordance with Treasury Regulation section 1.704-1(b)(2)(iv)(f), on an issuance of additional Membership Interests for cash or Contributed Property and the issuance of Membership Interests as consideration for the provision of services, the Capital Accounts of all Members and the Carrying Value of each Company property immediately prior to such issuance or adjustment shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance or adjustment and had been allocated to the Members at such time pursuant to Section 5.1 in the same manner as any item of gain or loss actually recognized during such period would have been allocated. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and Fair Market Value of all Company assets (including cash and cash equivalents) immediately prior to the issuance of additional Membership Interests shall be determined by the Board using such method of valuation as it may adopt. The Board shall allocate such aggregate value among the assets of the Company (in such manner as it determines) to arrive at a Fair Market Value for individual properties.

(ii) In accordance with Treasury Regulation section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Member of any Company property (other than a distribution of cash that is not in redemption or retirement of a Membership Interest), the Capital Accounts of all Members and the Carrying Value of all Company property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Company property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its Fair Market Value, and had been allocated to the Members, at such time, pursuant to Section 5.1 in the same manner as any item of gain or loss actually recognized during such period would have been allocated. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and Fair Market Value of all Company assets (including cash and cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution that is not made pursuant to Section 10.2 or in the case of a deemed distribution, be determined and allocated in the same manner as that provided in Section 4.5(d)(i) or (B) in the case of a liquidating distribution pursuant to Section 10.2, be determined and allocated by the Liquidator using such method of valuation as it may adopt.

ARTICLE V

ALLOCATIONS AND DISTRIBUTIONS

Section 5.1 Allocations for Capital Account Purposes. For purposes of maintaining the Capital Accounts and in determining the rights of the Members among themselves, the Company’s items of income, gain, loss and deduction (computed in accordance with Section 4.5(b)) shall be allocated among the Members in each taxable year (or portion thereof) as provided herein below.

(a) Net Income and Net Loss. After giving effect to the special allocations set forth in Sections 5.1(b) and (c), Net Income and Net Loss for each taxable period and all items of income, gain, loss and deduction taken into account in the computation thereof shall be allocated to the Members in accordance with their respective Membership Interests.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(b) Consent Member Facility Net Income and Consent Member Facility Net Loss. Consent Member Facility Net Income and Consent Member Facility Net Loss shall be allocated among the Members as set forth in this Section 5.1(b). This Section 5.1(b) shall be applied separately for each Consent Member Facility Opportunity.

(i) Consent Member Facility Net Income for any taxable year shall be allocated:

(A) First, to the Consent Member until the cumulative Consent Member Facility Net Income allocated with respect to the current and all prior taxable periods equals the cumulative Consent Member Facility Net Losses, if any, allocated pursuant to Section 5.1(b)(ii)(B) during all prior taxable periods, plus the amount described in clause (b) of the definition of Earn-Out Period with respect to the applicable Consent Member Facility Opportunity; and

(B) Thereafter, to the Members in accordance with their respective Membership Interests.

(ii) Consent Member Facility Net Loss for any taxable year shall be allocated:

(A) First, to the Members in accordance with their respective Membership Interests until the cumulative Consent Member Facility Net Losses allocated with respect to the current and all prior taxable periods equal the cumulative Consent Member Facility Net Income, if any, allocated pursuant to Section 5.1(b)(i)(B) during all prior taxable periods; and

(B) Thereafter, to the Consent Member.

(c) Special Allocations. Notwithstanding any other provision of this Section 5.1, the following special allocations shall be made for such taxable period in the following order and priority:

(i) Company Minimum Gain Chargeback. Notwithstanding the other provisions of this Section 5.1, if there is a net decrease in Company Minimum Gain during any Company taxable period, each Member shall be allocated items of Company income and gain for such taxable period (and, if necessary, subsequent taxable periods) in the manner and amounts provided in Treasury Regulation sections 1.704-2(f)(6) and (g)(2) and section 1.704-2(j)(2)(i), or any successor provisions. For purposes of this Section 5.1(c), each Member’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 5.1(c) with respect to such taxable period (other than an allocation pursuant to Section 5.1(c)(v) and 5.1(c)(vi). This Section 5.1(c)(i) is intended to comply with the Company Minimum Gain chargeback requirement in Treasury Regulation section 1.704-2(f) and shall be interpreted consistently therewith.

(ii) Chargeback of Minimum Gain Attributable to Member Nonrecourse Debt. Notwithstanding the other provisions of this Section 5.1 (other than Section 5.1(c)(i)), except as provided in Treasury Regulation section 1.704-2(i)(4), if there is a net decrease in Member Nonrecourse Debt Minimum Gain during any Company taxable period, any Member with a share of Member Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Company income and gain for such taxable period (and, if necessary, subsequent taxable periods) in the

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

manner and amounts provided in Treasury Regulation sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 5.1(c), each Member’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 5.1(c), other than Section 5.1(c)(i) and other than an allocation pursuant to Section 5.1(c)(vi) and 5.1(c)(vii), with respect to such taxable period. This Section 5.1(c)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation section 1.704-1(b)(2)(ii)(d)(4) through (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible; provided that, an allocation pursuant to this Section 5.1(c)(iii) shall be made only if and to the extent that such Member would have a deficit in such Member’s Adjusted Capital Account after all other allocations provided in this Article V have been tentatively made as if this Section 5.1(c)(iii) were not a part of this Agreement. This Section 5.1(c)(iii) is intended to be a “qualified income offset” as that term is used in Treasury Regulation section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

(iv) Stop Loss. No amount of Net Loss shall be allocated pursuant to Section 5.1(a) to the extent that such allocation would cause any Member to have a deficit balance in its Adjusted Capital Account at the end of such taxable period (or increase any existing deficit balance in its Adjusted Capital Account). All Net Losses in excess of the limitation set forth in the preceding sentence shall be allocated among such other Members, who have positive Adjusted Capital Account balances, in proportion to their respective Membership Interests until each Member’s Adjusted Capital Account balance is reduced to zero. Thereafter, any remaining Net Loss shall be allocated to the Members in proportion to their relative interests in the Company as required by section 704(b) of the Code.

(v) Gross Income Allocations. In the event any Member has a deficit balance in its Adjusted Capital Account at the end of any Company taxable period in excess of the sum of (A) the amount such Member is obligated to restore pursuant to any provision of this Agreement and (B) the amount such Member is deemed obligated to restore pursuant to Treasury Regulations sections 1.704-2(g) and 1.704-2(i)(5), such Member shall be specially allocated items of Company gross income and gain in the amount of such excess as quickly as possible; provided that, an allocation pursuant to this Section 5.1(c)(v) shall be made only if and to the extent that such Member would have a deficit balance in its Adjusted Capital Account after all other allocations provided in this Section 5.1 have been tentatively made as if this Section 5.1(c)(v) were not in the Agreement.

(vi) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Members in accordance with their respective Membership Interests. If the Board determines that the Company’s Nonrecourse Deductions should be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under section 704(b) of the Code, the Board is authorized, upon notice to the Members, to revise the prescribed ratio to the numerically closest ratio which does satisfy such requirements.

(vii) Member Nonrecourse Deductions. Member Nonrecourse Deductions for any taxable period shall be allocated 100% to the Member that bears the Economic Risk of Loss with respect to such Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulation section 1.704-2(i). If more than one Member bears the Economic Risk of Loss with respect to a Member Nonrecourse Debt, such Member Nonrecourse Deductions attributable thereto shall be allocated between or among such Members in accordance with the ratios in which they share such Economic Risk of Loss.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(viii) Nonrecourse Liabilities. For purposes of Treasury Regulation section 1.752-3(a)(3), the Members agree that Nonrecourse Liabilities of the Company in excess of the sum of (A) the amount of Company Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Members in accordance with their respective Membership Interests.

(ix) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) , and such item of gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Treasury Regulations.

(x) Curative Allocation. Notwithstanding any other provision of this Section 5.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss or deduction allocated to each Member pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Member under the Agreed Allocations had the Required Allocations and the related Curative Allocations not otherwise been provided in this Section 5.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecouse Deductions shall not be taken into account except to the extent that there has been a decrease in Company Minimum Gain and (2) Member Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Member Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 5.1(c)(x) shall only be made with respect to Required Allocations to the extent the Board reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Members. Further, allocations pursuant to this Section 5.1(c)(x) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the Board determines that such allocations are likely to be offset by subsequent Required Allocations.

Section 5.2 Allocations for Tax Purposes.

(a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Members in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Section 5.1.

(b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Members as follows:

(i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Members in the manner provided under section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Members in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 5.1.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(ii) (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Members in a manner consistent with the principles of section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 4.5(d)(i) or 4.5(d)(ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Members in a manner consistent with Section 5.2(b)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Members in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 5.1.

(iii) The Board shall apply the principles of Treasury Regulation section 1.704-3(d) to eliminate Book-Tax Disparities.

(c) For the proper administration of the Company, the Board shall (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate to reflect the proposal or promulgation of Treasury Regulations under section 704(b) or section 704(c) of the Code. The Board may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 5.2(c) only if such conventions, allocations or amendments are consistent with the principles of section 704 of the Code and would not have a material adverse effect on the Members.

(d) Any gain allocated to the Members upon the sale or other taxable disposition of any Company asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 5.2, be characterized as Recapture Income in the same proportions and the same extent as such Members (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

(e) All items of income, gain, loss, deduction and credit recognized by the Company for federal income tax purposes and allocated to the Members in accordance with the provisions hereof shall be determined without regard to the election under section 754 of the Code that will be made by the Company; provided, however, that such allocations, once made, shall be adjusted (in any manner determined by the Board) as necessary or appropriate to take into account those adjustments permitted or required by sections 734 and 743 of the Code.

Section 5.3 Transfer of Interest. In the event of a Transfer of all of a Membership Interest of a Member (in accordance with the provisions of this Agreement) at any time other than the end of a Fiscal Year, the shares of items of Net Income or Net Loss and specially allocated items allocable to the Membership Interest transferred shall be allocated between the Transferring Member and the Transferee in a manner determined by the Board in its discretion that is not inconsistent with the applicable provisions of the Code and Regulations.

Section 5.4 Requirement of Distributions.

(a) Within 30 Business Days following the end of each Quarter, (i) an amount equal to 100% of Available Cash from Operations shall, be distributed by the Company to the Members in accordance with the Membership Interests, and (ii) all Net Incremental Revenues attributable to any Consent Member Facility Opportunities (but only during the Earn-Out Period associated therewith) shall be distributed in accordance with Section 2.9(c). All distributions required to be made under this Agreement shall be made subject to Sections 18-607 and 18-804 of the Act, as applicable.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(b) Notwithstanding Section 5.4(a), in the event of the dissolution and liquidation of the Company, all receipts received during or after the Quarter in which the Liquidation Date occurs shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 10.2.

(c) The Board shall treat taxes paid by the Company on behalf of, or amounts withheld with respect to, all or less than all of the Members, as a distribution of Available Cash from Operations to such Members.

ARTICLE VI

MANAGEMENT OF THE COMPANY

Section 6.1 Generally. The management of the Company is fully vested in the Members, acting exclusively in their membership capacities; provided, however, that ETC Member will serve as the Managing Member of the Company with full power and authority to manage the business and affairs of the Company, except that Major Decisions will be subject to approval of the Board as described in Section 6.3. The Managing Member shall constitute a “manager,” as the term is used in the Act, but neither any Officer nor any employee or agent of the Company, if any, or the other Members shall constitute “managers.” Except as otherwise provided in this Agreement, decisions or actions taken by the Managing Member in accordance with the provisions of this Agreement shall constitute decisions or actions by the Company and shall be binding on each Member and the Company. Except as provided otherwise in this Agreement or as required by Law, all decisions respecting any matter set forth herein or otherwise relating to or arising out of the business of the Company shall be made by the Managing Member, and the Managing Member shall have the exclusive right and full authority to manage, conduct and control the business of the Company consistent with the purposes of the Company but in all events subject to the provisions of this Agreement. Any Person dealing with the Company, other than a Member or a Member’s Affiliate, may rely on the authority of the Managing Member, the Board or the Officers in taking any action in the name of the Company without inquiry into the provisions of this Agreement or compliance with it, regardless of whether that action actually is taken in accordance with the provisions of this Agreement. No Officer or Member, except as may be within the Board’s designation of authority, if any, to such Officer or the Managing Member, shall have any unilateral right or authority to take any action on behalf of the Company or to bind or commit the Company to any agreements, transactions or other arrangements with respect to Third Parties or otherwise or to hold itself out as an agent of the Company. Except as otherwise expressly provided in this Agreement, each Member hereby (a) specifically delegates to the Managing Member and the Board its rights and powers to manage and control the business and affairs of the Company in accordance with the provisions of Section 18-407 of the Act, and (b) waives its right to bind the Company, as contemplated by the provisions of Section 18-402 of the Act.

Section 6.2 Board.

(a) A Board of Directors (the “Board”) shall consist of four natural persons (each, a “Board Member”), appointed in accordance with Section 6.2(b). The primary purpose of the Board shall be to approve the Major Decisions specified in Section 6.3.

(b) The ETC Member and HEK Member shall each appoint two Board Members. Each Board Member may notify the other Board Members, from time to time, of the identity of one representative of such Board Member who will represent him at any Board meeting that such Board Member is unable to attend (an “Alternate Board Member”). The term “Board Member” shall also refer to any Alternate Board Member that is actually performing the duties of the applicable Board Member in lieu of that Board Member.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(c) The initial Board Members and initial Alternate Board Members are set forth on Schedule 6.2.

(d) Each Board Member may vote by delivering his written proxy to another Board Member. A Board Member shall serve until he resigns or is removed as provided in Section 6.7.

(e) The Board may establish, name or dissolve one or more committees, each committee to consist of one or more of the Board Members. Any committee established pursuant to this Section 6.2(e) shall have and may exercise all the powers and authority delegated to such committee by the Board.

(f) Each Board Member shall have the full authority to act on behalf of the Member that designated such Board Member; the action of a Board Member at a meeting (or through a written consent) of the Board shall bind the Member that designated such Board Member; and the other Member shall be entitled to rely upon such action without further inquiry or investigation as to the actual authority (or lack thereof) of such Board Member. In addition, the act of an Alternate Board Member shall be deemed the act of the Board Member for which such Alternate Board Member is acting, without the need to produce evidence of the absence or unavailability of such Board Member.

Section 6.3 Unanimous Consent Requirements. Subject to Section 6.4(f) and the right and obligation of the Managing Member to take actions (including requesting and accepting Capital Contributions from the Members) in accordance with any approved Budget or AFE Request or the terms of the O&R Agreements and any Facility Plan that has received Unanimous Consent or is being implemented pursuant to Section 2.9(c), the following actions (each, a “Major Decision”) shall require Unanimous Consent, and the Managing Member shall not, without Unanimous Consent, cause the Company (directly or through any Subsidiary) to take any of such actions (except that in the case of any action that relates to a Facility Opportunity that is being or has been pursued under Section 2.9(c), prior to the end of the Earn-Out Period, only the approval of the Consent Member shall be required for such action):

****

Section 6.4 Budgets. For each Fiscal Year, the activities and operations of the Company for such period shall be set forth in the applicable approved Budget. Each Budget shall be prepared and approved or disapproved by the Board in the following manner:

(a) The Members agree that attached hereto as Annex A is the Budget for Calendar Year 2010, which is hereby ratified and deemed approved by Unanimous Consent.

(b) On or before November 1st of each Calendar Year, the Managing Member shall prepare and submit for approval of the Board a budget for the Company’s activities for the following Fiscal Year (the “Budget”), which budget shall incorporate and include the Operating Budgets of the Company for such Calendar Year provided by the Operators pursuant to the O&R Agreements, the management fee described in Section 6.12, the Facility Plan Budget for any Facility Opportunity being pursued in accordance with Section 2.9(b)(iii) or 2.9(c), and any other expenditures the Managing Member anticipates will be required to be made by the Company during such Calendar Year.

(c) Each Board Member may dispute any item of the proposed Budget (except for any previously approved AFE Requests and aspects of any Facility Plan Budget for any Facility Opportunity being pursued in accordance with Section 2.9(b)(iii) or 2.9(c), which may not be disputed),

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

except that in the case of the management fee described in Section 6.12, the Board Members appointed by the Member not serving as the Managing Member may only dispute amendments thereto.

(d) The Board Members shall use reasonable efforts to resolve any disagreements and approve or disapprove a Budget (including the Operating Budgets incorporated therein) no later than 60 days prior to the beginning of the next succeeding Calendar Year. If the Board is unable to resolve any disagreement regarding any item in the Budget (including any Operating Budget incorporated therein) by the 30th day prior to the beginning of the next succeeding Calendar Year, then (i) the Board shall attempt to resolve such disagreement pursuant to Section 13.4 prior to the beginning of any Calendar Year and (ii) until the Board resolves any dispute, any such item that was budgeted in the prior Calendar Year’s Budget shall be considered to be included in the next Calendar Year’s Budget, in the same manner and in an amount equal to 110% of the corresponding amount budgeted for the prior Calendar Year (but otherwise such disputed item shall not be deemed included in the next Calendar Year’s Budget). Upon the resolution of any disputed items by the Board, the Budget, as amended to include the applicable item or items, as resolved, shall be considered approved by the Board.

(e) If, (i) at any time, the Managing Member receives an AFE Request from an Operator pursuant to such Operator’s O&R Agreement, or (ii) during the period covered by an approved Budget, the Managing Member determines that an adjustment to the estimated costs set forth in such Budget is necessary or appropriate, then the Managing Member shall (if required pursuant to Section 6.3) submit to the Board for approval such AFE Request or an adjusted Budget, as applicable, setting forth such adjusted or additional line items as are necessary or required. The Board shall approve or reject the AFE Request or adjusted Budget, as applicable, within 15 days after receipt of such adjusted Budget, and upon such approval or the failure of the Board to reject the AFE Request or adjusted Budget, as applicable, within such 15 day period, the AFE Request or adjusted Budget shall become effective (and, if applicable, the Budget shall be amended to include the applicable items).

(f) Notwithstanding anything in this Section 6.4 or 6.3 to the contrary, the Managing Member shall be permitted to adjust the Budget and approve any AFE Request without first receiving the Consent of the Board or the Members so long as the proposed variance and adjustment from the previously approved Budget does not vary (i) as to any individual line item, by more than 10% from the previously approved amount for such item; (ii) in the aggregate, more than 5% of the aggregate previously approved Budget, or (iii) as to any element of the previously approved Budget that is not qualified as to a dollar amount, not materially different than such element as previously approved.

Section 6.5 Meetings of the Board.

(a) Regular meetings of the Board shall be held semi-annually, at the principal offices of the Company, or at such other times or places as determined by the Board. Special meetings of the Board may be called by any of the Board Members. Each Member shall use commercially reasonable efforts, in good faith, to cause its designated Board Members and/or Alternate Board Members to attend each regular or special meeting of the Board. For the avoidance of doubt, both Board Members and Alternate Board Members are permitted to attend all meetings of the Board. The Board may also invite one or more of the Officers to attend meetings of the Board.

(b) Notice of the time and place of any regular meeting of the Board shall be in accordance with the meeting schedule approved by the Board or by providing notice at least 3 calendar days but no more than 30 calendar days prior to the meeting. Special meetings of the Board may be called by providing at least three calendar days’ notice prior to the meeting. Special meetings of the Board to deal with emergencies may be called by providing at least six hours’ notice prior to the meeting, so long as each Board Member provides written confirmation of receipt of notice or waives notice (including by

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

attending the emergency meeting unless the Board Member is attending the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting was not lawfully called or convened). Written notice of meetings of the Board, including the purpose of the meeting, shall be given to each Board Member (and each Alternate Board Member) with the notice of the meeting. Any Board Member may waive notice of any meeting by the execution of a written waiver prior or subsequent to such meeting. The attendance of a Board Member at any meeting shall constitute a waiver of notice of such meeting, except where a Board Member attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board, need be specified in a waiver of notice of such meeting.

(c) All meetings of the Board shall be presided over by the Chairman of the Board. The Company’s Secretary shall act as the secretary of the meeting who shall make a written record of the proceedings of such meeting and shall be provided to the Members promptly after the meeting. Initially, and subsequently on an annual basis, the Chairman of the Board shall be elected by the Board.

(d) The Board may adopt whatever rules and procedures relating to its activities as it may deem appropriate, provided that such rules and procedures shall not be inconsistent with or violate the provisions of this Agreement, and, provided, further, that such rules and procedures shall permit Board Members to participate in meetings by telephone or video conference or the like or by written proxy, and such participation shall be deemed attendance for purposes of determining whether a quorum is present.

Section 6.6 Quorum and Voting.

(a) The attendance of at least one Board Member appointed by each Member shall constitute a quorum of the Board for the transaction of business.

(b) All actions and approvals of the Board shall be approved and passed at a meeting at which a quorum is present.

(c) Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by at least one Board Member appointed by each Member.

Section 6.7 Resignation; Removal and Vacancies.

(a) Any Board Member may resign at any time by giving written notice to the Board. The resignation of any Board Member shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b) Any Board Member may be removed at any time, with or without cause, by the Member who appointed such Board Member. The removal of a Board Member shall be effective only upon receipt of notice thereof by the Board.

(c) Each Member shall have two Board Members and two Alternate Board Members at all times. Any vacancy in the number of Board Members or Alternate Board Members occurring for any reason shall be filled promptly by the appointment of a new Board Member or Alternate Board Member, as applicable, by the Member who was represented by such Board Member or Alternate Board Member. The appointment of a new Board Member or Alternate Board Member, as applicable, by a Member is effective upon receipt of notice thereof by or at such time as shall be specified in such notice to the Board.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 6.8 Discharge of Duties; Reliance on Reports. Each Board Member may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the Board. The Board may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it and any act taken or omitted in reliance upon the opinion of such Persons as to matters that the Board Members reasonably believe to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion. No Board Member shall have any fiduciary or quasi-fiduciary duty to the Company or the Members pursuant to this Agreement and any standard of care and duty otherwise imposed on any Board Member by this Agreement or under the Act or any Law shall be eliminated to the fullest extent permitted by the Act and by Law.

Section 6.9 Officers. The Company shall have such officers (“Officers”), if any, as may be determined by the Board. All such Officers shall be appointed by the Board and may be removed and replaced at any time by the Board. Subject to Section 6.3, such Officers shall have such duties and powers as may be delegated to them by the Board.

Section 6.10 Affiliate Contracts. The Members acknowledge that the Company may from time to time enter into contracts with a Member or an Affiliate of a Member (any such contract, an “Affiliate Contract”). With respect to any such Affiliate Contract:

(a) the Company shall enter into any such contract (other than the O&R Agreements, which are hereby expressly approved pursuant to this Section 6.10) only with the approval of the Board, and the negotiation of any such Affiliate Contract shall be conducted on behalf of the Company by or under the direction of the Board Members of only that Member that is not itself, nor are its Affiliates, to be a party to such Affiliate Contract;

(b) if the Affiliate that is party to any such contract is not the Parent of such Member, such Member’s Parent shall provide a Guaranty Agreement guaranteeing the obligations of such Member’s Affiliate arising under such Affiliate Contract; and

(c) any matters involving such Affiliate Contract, other than in the ordinary course of business, shall be conducted by or under the direction of the Board Members appointed by the Member that is not (or whose Affiliate is not) a party to such Affiliate Contract.

Section 6.11 Insurance. The Company shall obtain and maintain in effect liability insurance that is usual and customary in the water processing and transportation industry, including comprehensive general liability insurance and any insurance required under the O&R Agreements. The Company shall obtain and maintain, or cause to be obtained and maintained, in effect any other insurance as determined by the Board. The Company also may obtain and maintain insurance covering the Managing Member, the Board Members, the Officers, employees and agents arising from their actions on behalf of the Company. The limits of coverage and deductibles provided by each such policy shall be approved by the Board.

Section 6.12 Compensation and Reimbursement. The Board Members shall not receive from the Company any compensation for managing the affairs of the Company. Without limiting the payments to be made to the Managing Member or the Operators under the O&R Agreements, the

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Managing Member shall not receive any compensation for managing the affairs of the Company, except that the Company shall (a) pay the Managing Member a monthly general and administrative fee as provided for in Schedule 6.12 as its sole compensation for providing the G&A Services and (b) reimburse the Managing Member for any out-of-pocket expenses reasonably incurred by it or any Officer on behalf of the Company.

Section 6.13 The Operators.

(a) Authorization under O&R Agreements. The Members hereby acknowledge and agree that, upon the execution and delivery of the O&R Agreements by the parties thereto, each Operator is authorized, empowered and directed to take any and all actions required or permitted by the terms of its respective O&R Agreement to be taken by such Operator, including actions taken for and on behalf of the Company, without the requirement of any additional authorization or approval, except to the extent specifically required under the terms of this Agreement or such O&R Agreement; provided, however, that no Operator may negotiate, execute, modify or extend, on behalf of the Company, contracts relating to the Business, except as may be within the Board’s designation of authority, if any, to such Operator.

(b) Enforcement and Termination of O&R Agreements. The Members agree that the O&R Agreements, so long as a Member or its Affiliate is the Operator under each O&R Agreement, shall be considered approved Affiliate Contracts, governed by the provisions of Section 6.10(c).

ARTICLE VII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 7.1 Limitation of Liability and Indemnification of Managing Member. In addition to the provisions set forth in Section 2.8, to the fullest extent permitted under applicable Law, the Managing Member shall not be liable to the Company or any Member for any acts or omissions of the Managing Member (whether as a result of the Managing Member’s ordinary negligence or otherwise) in the management of the Company (the “Managing Member Indemnified Acts”); provided that notwithstanding anything in this Agreement to the contrary, the Managing Member shall be responsible to the Company with respect to its management of the Company to the extent that its acts or omissions constitute gross negligence or willful misconduct. The Company shall indemnify, protect, defend, release and hold harmless the Managing Member and its Affiliates and each of their respective officers, directors, employees, representatives, attorneys and agents from and against any claims asserted by or on behalf of any Person (including the other Members) that arise out of, relate to or are otherwise attributable to, directly or indirectly, the Managing Member Indemnified Acts.

Section 7.2 Right to Indemnification. Subject to the limitations and conditions as provided herein or by Laws, each Person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (hereinafter, a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that he or she, or a Person of whom he or she is the legal representative, is or was a Member of the Company, a Board Member, a member of a committee of the Board, or an Officer of the Company, or while such a Person is or was serving at the request of the Company as a director, officer, partner, venturer, member, trustee, employee, agent or similar functionary of another foreign or domestic general partnership, corporation, limited partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, shall be indemnified by the Company to the extent such Proceeding or other above-described process relates to any such above-described relationships with, status with respect to, or representation of any such Person, to the fullest extent permitted by Laws and the Act, as the same exists

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than the Act or said Laws permitted the Company to provide prior to such amendment), against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including attorneys’ and experts’ fees) actually incurred by such Person in connection with such Proceeding, and indemnification under this Article VII shall continue as to a Person who has ceased to serve in the capacity that initially entitled such Person to indemnity hereunder for any and all liabilities and damages related to and arising from such Person’s activities while acting in such capacity; provided, however, that no Person shall be entitled to indemnification under this Section 7.2 in the event the Proceeding involves acts or omissions of such Person which constitute an intentional breach of this Agreement or gross negligence or willful misconduct on the part of such Person. The rights granted pursuant to this Article VII shall be deemed contract rights, and no amendment, modification or repeal of this Article VII shall have the effect of limiting or denying any such rights with respect to actions taken or Proceedings arising prior to any such amendment, modification or repeal. It is expressly acknowledged that the indemnification provided in this Article VII could involve indemnification for negligence or under theories of strict liability.

Section 7.3 Indemnification of Employees and Agents. The Company may indemnify, and advance expenses to, Persons who are or were not covered by the indemnification in Section 7.1 or 7.2 above, including employees (if any) or agents of the Company or the Managing Member.

Section 7.4 Advance Payment. Any right to indemnification conferred in this Article VII shall include a limited right to be paid or reimbursed by the Company for any and all reasonable expenses as they are incurred by a Person entitled to be indemnified under Section 7.1, 7.2 or 7.3 who was, or is threatened, to be made a named defendant or respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to such Person’s ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such Person in advance of final disposition of a Proceeding shall be made only upon delivery to the Company of a written affirmation by such Person of his good faith belief that he has met the requirements necessary for indemnification under this Article VII and a written undertaking, by or on behalf of such Person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified Person is not entitled to be indemnified under this Article VII or otherwise.

Section 7.5 Appearance as a Witness. Notwithstanding any other provision of this Article VII, the Company may pay or reimburse expenses incurred by any Person entitled to be indemnified pursuant to this Article VII in connection with such Person’s appearance as a witness or other participation in a Proceeding at a time when he is not a named defendant or respondent in the Proceeding.

Section 7.6 Nonexclusivity of Rights. The right to indemnification and the advancement and payment of expenses conferred in this Article VII shall not be exclusive of any other right which a Person indemnified pursuant to Section 7.1, 7.2 or 7.3 may have or hereafter acquire under any Laws, this Agreement, or any other agreement, vote of the Members, the Board or otherwise.

Section 7.7 Insurance. The Company may, in accordance with Section 6.12, purchase and maintain indemnification insurance, at its expense, to protect itself and any other Persons from any expenses, liabilities, or losses that may be indemnified under this Article VII.

Section 7.8 Board Notification. Any indemnification of or advance of expenses to any Person entitled to be indemnified under this Article VII shall be reported in writing to the Board with or before the notice or waiver of notice of the next meeting of the Board or with or before the next submission to the Board of a consent to action without a meeting and, in any case, within the 12 month period immediately following the date the indemnification or advance was made.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 7.9 Savings Clause. If this Article VII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless any Person entitled to be indemnified pursuant to this Article VII as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the fullest extent permitted by Laws.

Section 7.10 Scope of Indemnity. For the purposes of this Article VII, references to the “Company” include all constituent entities, whether corporations or otherwise, absorbed in a consolidation or merger as well as the resulting or surviving entity. Thus, any Person entitled to be indemnified or receive advances under this Article VII shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving entity as he would have if such merger, consolidation, or other reorganization never occurred.

ARTICLE VIII

TAXES

Section 8.1 Tax Returns. The Tax Matters Member shall cause, at the expense of the Company, the preparation and timely filing (including extensions) of all tax returns required to be filed by the Company pursuant to the Code as well as all other required tax returns in each jurisdiction in which the Company is required to file tax returns. The Tax Matters Member shall provide the other Member an opportunity to review and comment upon any such tax returns prior to the filing of such tax returns.

Section 8.2 Tax Statements and Information.

(a) On or before the last day of March during the existence of the Company, the Managing Member shall cause each Member to be furnished with all information reasonably necessary or appropriate to file its respective tax reports, including its Schedule K-1, apportionment schedules and a schedule of Company book-tax differences for the immediately preceding tax year. In addition, to the extent reasonably possible, the Managing Member will cause each Member to be provided with estimates of all such information on or before the first day of February each Calendar Year.

(b) From time to time, the Company shall provide to the Members any other financial or tax information regarding the Company reasonably requested by a Member (or its Affiliates and designees), including (i) book and tax basis information for the Company’s assets sufficient to allow a Member to satisfy its own obligations and make its own computations, allocations and adjustments under Code Sections 704(b), 704(c) and 754 and (ii) access to the service providers (including the Company’s accountants) of the Company and its Subsidiaries.

Section 8.3 Tax Elections. The Company shall make the following elections on the appropriate tax returns:

(a) to adopt the accrual method of accounting;

(b) an election pursuant to section 754 of the Code;

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(c) to elect to deduct the organizational expenses of the Company as permitted by section 709(b) of the Code;

(d) to elect to deduct the start-up expenditures of the Company as permitted by section 195(b) of the Code; and

(e) any other election that the Board may deem appropriate and in the best interests of the Company or the Members, as the case may be.

Neither the Company nor any Member may make an election for the Company to be excluded from the application of the provisions of subchapter K of chapter 1 of subtitle A of the Code or any similar provisions of applicable state Law, and no provision of this Agreement shall be construed to sanction or approve such an election.

Section 8.4 Tax Matters Member. The “Tax Matters Member” of the Company pursuant to section 6231(a)(7) of the Code shall be ETC Member, if ETC Member is a Member or an Affiliate of a Member, or, if not, as selected by the Board by Unanimous Consent. The Tax Matters Member shall take such action as may be necessary to cause each Member to become a “notice partner” within the meaning of section 6223 of the Code and shall inform each Member of all significant matters that may come to its attention in its capacity as Tax Matters Member by giving notice thereof on or before the fifth Business Day after becoming aware thereof and, within that time, shall forward to the other Member copies of all significant written communications it may receive in that capacity. The Tax Matters Member may not take any action contemplated by sections 6222 through 6231 of the Code without the consent of the Board, but this sentence does not authorize the Tax Matters Member to take any action left to the determination of an individual Member under sections 6222 through 6231 of the Code. The Tax Matters Member shall provide any Member, upon request, access to all accounting and tax information, workpapers and schedules related to the Company.

ARTICLE IX

ACCOUNTING, RECORDS, REPORTS, AND BANK ACCOUNTS

Section 9.1 Method of Accounting. Unless otherwise determined by the Board, the books of account and reports of the Company shall be maintained or prepared, as the case may be, in accordance with GAAP; provided, however, that for purposes of making distributions hereunder and maintaining Capital Accounts, the provisions of this Agreement shall apply. Each Member acknowledges that the Capital Account of each Member for the purposes described in the preceding sentence is not computed in accordance with GAAP.

Section 9.2 Books and Records.

(a) Books of Account and Records. Proper and complete records and books of account of the Company, including all such transactions and other matters as are usually entered into records and books of account maintained by Persons engaged in businesses of like character or as are required under applicable Law, shall be maintained by the Managing Member. The Managing Member also shall keep at its principal place of business all minutes of proceedings of the Board and all records relating to the Company required by the Act and any other applicable Laws to be kept at such office.

(b) Inspection. All records and books of account described in Section 9.2(a) shall be open to inspection and copying by either Member or its representatives at any reasonable time during normal business hours and at such Member’s expense.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 9.3 Financial Statements and Reports.

(a) Quarterly Financial Statements. Within 35 days after the close of Quarter, the Managing Member shall cause to be furnished to each Member quarterly unaudited consolidated financial statements for the Company prepared in accordance with GAAP (but without footnotes and subject to Fiscal Year-end audit adjustments and in a format reasonably acceptable to each Member), including (i) a balance sheet as of the end of such Quarter and, if applicable, as of the prior Fiscal Year-end, (ii) statements of operations for such Quarter and Fiscal Year-to-date period along with, if applicable, the comparable Quarter and Fiscal Year-to-date period from the prior Fiscal Year, and (iii) statements of member’s capital and cash flows for such Fiscal Year-to-date period along with, if applicable, the comparable Fiscal Year-to-date period from the prior Fiscal Year.

(b) Annual Financial Statements. Within 50 days after the end of each Fiscal Year of the Company commencing with Fiscal Year 2011, the Managing Member shall cause to be furnished to each Member audited, consolidated financial statements with respect to such Fiscal Year for the Company, consisting of (i) a balance sheet showing the Company’s financial position as of the end of such Fiscal Year and, if applicable, as of the prior Fiscal Year-end, and (ii) statements of operations, member’s capital, and cash flows for such Fiscal Year and, if applicable, the prior Fiscal Year. The financial statements required to be delivered under this Section 9.3(b) shall be prepared in accordance with GAAP and shall be audited in accordance with generally accepted auditing standards with an unqualified opinion expressed by a registered public accounting firm, and that firm’s audit report shall be furnished by the Managing Member to each Member.

(c) Within 15 days after the request of a Member, upon the reasonable availability of such information, the Managing Member shall deliver to such Member accounting, tax information and schedules as shall be necessary for tax reporting purposes by each Member with respect to the relevant calendar year.

(d) In addition to the obligations under subsections (a), (b) and (c) of this Section 9.3, the Managing Member shall timely prepare and deliver (or cause to be timely prepared and delivered) to any Member, upon request, all of such additional financial statements, notes thereto and additional financial information as may be required in order for each Member or an Affiliate of such Member to comply with any reporting requirements under (i) the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, (ii) the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and (iii) any national securities exchange or automated quotation system.

(e) The Managing Member shall deliver to each Member, promptly after the receipt thereof by it, such reports, forecasts, studies, budgets and other information that is provided to the Managing Member by the Operators under the O&R Agreements from time to time.

(f) The Managing Member shall also cause to be prepared and delivered to each Member such other reports, forecasts, studies, budgets and other information as the Board may request from time to time.

(g) With reasonable promptness, the Managing Member shall deliver to each Member such other information and financial data concerning the Company any such Member may reasonably request.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

ARTICLE X

DISSOLUTION, LIQUIDATION, AND TERMINATION

Section 10.1 Dissolution. Subject to the provisions of Section 10.2 and any Laws, the Company shall dissolve and its affairs shall be wound up only on the first to occur of the following (each a “Liquidating Event”):

(a) approval of the Board Members by Unanimous Consent;

(b) entry of a decree of judicial dissolution of the Company under section 18-802 of the Act; or

(c) the occurrence of any event that requires dissolution of a limited liability company under the Act.

Section 10.2 Liquidation and Termination. Subject to Section 10.2(d), upon dissolution of the Company, the Managing Member shall act as a liquidator or may appoint one or more Members as liquidator (the “Liquidator”). The Liquidator shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne by the Company. Until final distribution, the Liquidator shall continue to operate the Company properties for a reasonable period of time to allow for the sale of all or a part of the assets thereof with all of the power and authority of the Members and the Operators. The steps to be accomplished by the Liquidator are as follows:

(a) As promptly as possible after dissolution and again after final liquidation, the Liquidator shall cause a proper accounting to be made of the Company’s assets, liabilities, and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable.

(b) The Liquidator shall cause any notices required by Law to be mailed to each known creditor of and claimant against the Company in the manner described by such Law.

(c) Upon dissolution of the Company, and subject to Section 10.2(d) below, the Liquidator shall sell the assets of the Company at the best price available. The property of the Company shall be liquidated as promptly as is consistent with obtaining the fair value thereof. The Liquidator may sell any or all Company property, including to one or more of the Members (other than any Member in Default at the time of dissolution), provided that any such sale to a Member must be made on an arm’s length basis under terms which are in the best interest of the Company. If any assets are sold or otherwise liquidated for value, the Liquidator shall proceed as promptly as practicable in a commercially reasonable manner to implement the procedures of this Section 10.2(c).

(d) Subject to the terms and conditions of this Agreement and the Act (especially Section 18-804), the Liquidator shall distribute the assets of the Company in the following order of priority:

(i) first, to creditors of the Company (including creditors who are Members) in satisfaction of the liabilities of the Company, including any accrued liabilities arising under the Affiliate Contracts (whether by payment or the making of reasonable provision for payment thereof); and

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(ii) second, remaining amounts, if any, shall be distributed to the Members in accordance with their respective positive Capital Account balances, as determined after taking into account all Capital Account adjustments for the taxable year of the Company during which the liquidation of the Company occurs.

The Liquidator shall determine whether any assets of the Company shall be liquidated through sale or shall be distributed in kind. A distribution in kind of an asset to a Member shall be considered, for the purposes of this Article X, a distribution in an amount equal to the fair market value of the assets so distributed as determined in good faith by the Liquidator in its reasonable discretion.

Section 10.3 Provision for Contingent Claims.

(a) The Liquidator shall make a reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured claims and obligations, actually known to the Company but for which the identity of the claimant is unknown; and

(b) If there are insufficient assets to both pay the creditors pursuant to Section 10.2 and to establish the provision contemplated by Section 10.3(a), the claims shall be paid as provided for in accordance to their priority, and, among claims of equal priority, ratably to the extent of assets therefor.

Section 10.4 Deficit Capital Accounts. No Member shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Company.

Section 10.5 Deemed Contribution and Distribution. In the event the Company is “liquidated” within the meaning of Treasury Regulation section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Company’s property shall not be liquidated, the Company’s liabilities shall not be paid or discharged, and the Company’s affairs shall not be wound up. Instead, solely for federal income tax purposes, the Company shall be deemed to have contributed all Company property and liabilities to a new limited liability company in exchange for an interest in such new limited liability company and, immediately thereafter, the Company will be deemed to liquidate by distributing interests in the new limited liability company to the Members.

ARTICLE XI

AMENDMENT OF THE AGREEMENT

Section 11.1 Amendments to be Adopted by the Company. Each Member agrees that the Managing Member, in accordance with and subject to the limitations contained in Article VI, may execute, swear to, acknowledge, deliver, file and record whatever documents may be required to reflect:

(a) a change in the name of the Company, the location of the principal place of business of the Company or the registered agent or office of the Company;

(b) admission or substitution of Members whose admission or substitution has been made in accordance with this Agreement;

(c) a change that the Managing Member believes is reasonable and necessary or appropriate to qualify or continue the qualification of the Company as a limited liability company under the Laws of any state or that is necessary or advisable in the opinion of counsel for the Company to ensure that the Company will not be taxable as a corporation or otherwise taxed as an entity for federal income tax purposes; and

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(d) an amendment that is necessary, in the opinion of counsel, to prevent the Company, the Managing Member, the Board Members or the Officers from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended.

Section 11.2 Amendment Procedures. Except as provided in Section 11.1, all amendments to this Agreement must be in writing and signed by all of the Members.

ARTICLE XII

MEMBERSHIP INTERESTS

Section 12.1 Certificates. Membership Interests will not be certificated unless otherwise approved by, and subject to the provisions set by, the Board.

Section 12.2 Registered Holders. The Company shall be entitled to recognize the exclusive right of a Person registered on its books as the owner of the indicated Membership Interest and shall not be bound to recognize any equitable or other claim to or interest in such Membership Interest on the part of any Person other than such registered owner, whether or not it shall have express or other notice thereof, except as otherwise provided by Law.

Section 12.3 Security. For purposes of providing for Transfer of, perfecting a Security Interest in, and other relevant matters related to, a Membership Interest, to the extent permitted by this Agreement, the Membership Interest will be deemed to be a “security” subject to the rules set forth in Chapters 8 and 9 of the UCC and any similar UCC provision adopted by any other relevant jurisdiction.

ARTICLE XIII

GENERAL PROVISIONS

Section 13.1 Entire Agreement; Supersedure. This Agreement constitutes the entire agreement and supersedes (a) all prior oral or written proposals or agreements, (b) all contemporaneous oral proposals or agreements and (c) all previous negotiations and all other communications or understandings between the Members with respect to the subject matter hereof, but excluding the O&R Agreements.

Section 13.2 Waivers. Neither action taken (including any investigation by or on behalf of any party) nor inaction pursuant to this Agreement, shall be deemed to constitute a waiver of compliance with any representation, warranty, covenant or agreement contained herein by the party not committing such action or inaction. A waiver by any party of a particular right, including breach of any provision of this Agreement, shall not operate or be construed as a subsequent waiver of that same right or a waiver of any other right.

Section 13.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Members and their respective heirs, legal representatives, successors and permitted assigns.

Section 13.4 Board Deadlocks. If any matter or proposal requiring Unanimous Consent for approval thereof with regard to the Company is brought before the Board and is not approved (a “Deadlock”), then any Board Member, by giving written notice containing a brief description of the nature of the dispute and the position of the Board Member providing such notice to the other Board Members, may declare an impasse to be further negotiated. Within 10 Business Days after receipt of a notice of an impasse notice, the chief executive officer or president of each Parent, or such Person’s designee (each, an “Executive Officer”) of the Members shall meet in a good faith effort to reach accords that will end the impasse regarding the Deadlock. Unless otherwise agreed following such meetings, the matter that is the subject of the Deadlock shall be deemed disapproved and any action contemplated thereby shall not be taken.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 13.5 Governing Law; Venue.

(a) THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE CONSTRUED, INTERPRETED AND GOVERNED PURSUANT TO AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b) The Members hereby irrevocably submit to the exclusive jurisdiction of the courts located in Dallas County, Texas, and the federal courts located in the Northern District of Texas, and appropriate appellate courts thereof, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each Member hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined by such courts. The Members hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each Member hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. This consent to jurisdiction is being given solely for the purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a Member may become involved. Each of the Members hereby consents to process being served by any other Member in any suit, action or proceeding of the nature specified in this Section 13.5(b) by the mailing of a copy thereof in the manner specified by the provisions of Section 13.12. EACH OF THE MEMBERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 13.6 Further Assurances. Subject to the terms and conditions set forth in this Agreement, each of the Members agree to use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under Laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case, at any time after the execution of this Agreement, any further action is necessary or desirable to carry out its purposes, the proper officers or directors of the Members shall take or cause to be taken all such necessary action.

Section 13.7 Notice to Members of Provisions of this Agreement. By executing this Agreement, each Member acknowledges that it has actual notice of all of the provisions of this Agreement. Each Member hereby agrees that this Agreement constitutes adequate notice of all such provisions.

Section 13.8 Counterparts. This Agreement may be executed in multiple counterparts, each of which, when executed, shall be deemed an original, and all of which shall constitute but one and the same instrument.

Section 13.9 Attendance via Communications Equipment. Unless otherwise restricted by Law or this Agreement, the Board, committees thereof, and the Members may hold meetings by means of telephone conference or other communications equipment by means of which all Persons participating in the meeting can effectively communicate with each other. Such participation in a meeting shall

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

constitute presence in person at the meeting, except where a Person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 13.10 Audit Rights of Members.

(a) Each Member shall have the right to inspect and audit (i) the books and records of the Company no more frequently than once every 12 months and (ii) with respect to any other Member that has submitted an invoice for reimbursement pursuant to Section 2.11 hereof, the books and records of such other Member to the extent such books and records are reasonably necessary to determine that the invoiced amount is not greater than the amount permitted for reimbursement under Section 2.11, as applicable. Such audits shall be conducted at the cost of the Member requesting same. The audit rights with respect to any Calendar Year shall terminate on and as of the last day of the second Calendar Year immediately following the Calendar Year in question. A Member may exercise its audit rights hereunder by giving at least 30 days written notice to the Company or the other Member, as applicable, of the desire to perform such audit, which notice shall include the estimated timing and other particulars related to such audit. The audit shall be conducted during normal business hours of the Company or the other Member, as applicable. The audit shall not unreasonably interfere with the operation of the Company or the other Member, as applicable.

(b) Any Member shall have the right to cause the Company or a Subsidiary of the Company to exercise its inspection and audit rights, if any, under the O&R Agreements. The costs related thereto shall be paid by the Member requesting same.

Section 13.11 No Third Party Beneficiaries. The provisions of this Agreement are for the exclusive benefit of the Members and their respective successors and permitted assigns and, solely with respect to Article VII, the Persons entitled to be indemnified as described therein. Except for the foregoing, this Agreement is not intended to benefit or create rights in any other Person or Governmental Entity, including (a) any Person or Governmental Entity to whom any debts, liabilities or obligations are owed by the Company or any Member or (b) any liquidator, trustee or creditor acting on behalf of the Company, and no such creditor or any other Person or Governmental Entity shall have any rights under this Agreement, including rights with respect to enforcing the payment of Capital Contributions.

Section 13.12 Notices. Except as otherwise expressly provided in this Agreement to the contrary (including in the definition of the term Default), any notice required or permitted to be given under this Agreement shall be in writing (including telex, facsimile, telecopier or similar writing) and sent to the address of the party set forth below, or to such other more recent address of which the sending party actually has received written notice:

(a)	if to the Company, to:

ETC Water Solutions, LLC

7000Stonewood Drive, Suite 351

Wexford, PA 15090

Attention: Alan Vaina

Facsimile: (724) 934-0130

and

HEK Water Solutions, LLC

c/o Heckmann Corporation

75080 Frank Sinatra Drive

Palm Desert, CA 92211

Attention: Don Ezzell

Facsimile: (760) 341-3727

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(b) if to the Members, to each of the Members listed on Exhibit A at the address set forth therein.

Each such notice, demand or other communication shall be effective, if given by registered or certified mail, return receipt requested, as of the third day after the date indicated on the mailing certificate, or if given by any other means, when delivered at the address specified in this Section 13.12.

Section 13.13 Remedies.

(a) Remedy Upon Event of Default. For so long as a Member is in Default, the rights, but not obligations, of such Member hereunder, including the right to vote and receive distributions from the Company pursuant to Article V, shall be suspended; provided, however, that subject to the application of Section 4.3(a)(iv), any distributions that would have been paid by the Company to such Member except for the application of this Section 13.13 shall be deposited by the Company into an interest-bearing account owned and controlled by the Company, and upon (i) such Member no longer being in Default and (ii) if applicable, the final resolution of any dispute between the Company and such Member related to any Default, the funds held in such account shall be distributed as follows: (A) if and to the extent applicable, on behalf of such Member to the Company to satisfy any obligations owed by such Member to the Company and (B) with respect to any funds remaining after the distribution required under subparagraph (A), to such Member. With respect to any Default that cannot reasonably be cured by action of the defaulting Member, such Default shall not be deemed to be continuing after the defaulting Member has (i) entered into and satisfied its obligations under a binding settlement with the Company related to such Default or (ii) satisfied its obligations arising from arbitration or any judicial proceeding related to such Default.

(b) Remedy Not Exclusive. The rights of the non-Defaulting Members set forth in Section 4.3 and this Section 13.13 shall be in addition to such other rights and remedies that may exist at law, in equity or under contract on account of such Default. Without limiting the generality of the foregoing, the Members acknowledge that an award of damages for failure to comply with Sections 2.9, 3.5, 3.6, 3.10, 13.4 and 13.15 would not be an adequate remedy for the Members attempting to enforce such provisions, and accordingly the Members expressly authorize any such Members to bring an action against the other Member to compel the specific performance by such other Members of their obligations to comply with such provisions, including, in the case of a breach of Section 2.9, disgorgement to the Company of any Facility Opportunity acquired by a Member outside of the Company and in violation of this Agreement.

(c) Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Nothing herein shall be considered an election of remedies. In addition, any successful party is entitled to costs related to enforcing this Agreement, including, without limitation, attorneys’ fees, and arbitration expenses. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE MEMBERS AND THE COMPANY WAIVE ANY AND ALL

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

RIGHTS, CLAIMS OR CAUSES OF ACTION AGAINST ONE ANOTHER ARISING UNDER THIS AGREEMENT FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES AND LOST PROFITS, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE AND WHETHER OR NOT ARISING FROM SUCH PARTY’S SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT. A PARTY MAY RECOVER FROM ANY OTHER PARTY ALL COSTS, EXPENSES OR DAMAGES, INCLUDING INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, EXEMPLARY DAMAGES AND LOST PROFITS AND OTHER DAMAGES PAID OR OWED TO ANY THIRD PERSON FOR WHICH SUCH PARTY HAS A RIGHT TO RECOVER FROM SUCH OTHER PARTY.

Section 13.14 Severability. In the event of a direct conflict between the provisions of this Agreement and any mandatory provision of the Act or Laws, the applicable provision of the Act or other Laws, as the case may be, shall control. If any provision of this Agreement, or the application thereof to any Person or circumstance, is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected thereby and that provision shall be enforced to the greatest extent permitted by the Act or other Laws, as the case may be.

Section 13.15 Member Trademarks. Neither the Company nor any Member (nor its Affiliates) shall be permitted to use any trademark owned by any other Member or its Affiliates, without the express written consent of such Member or its Affiliate or as otherwise required by Law.

Section 13.16 Integrated Transaction. Each Member has entered into this Agreement in consideration of (a) the covenants and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, and (b) the execution, delivery, and performance by the other Member, or an Affiliate thereof, as the case may be, of such other Member’s (or its Affiliate’s) respective O&R Agreement, the Guaranties and the other contracts and agreements among the parties contemplated therein and/or executed pursuant thereto (collectively, the “Other Transaction Documents”). The parties agree that neither Member would have entered into this Agreement without the Other Transaction Documents; the consideration for entering into this Agreement forms part of the consideration for entering into the Other Transaction Documents; and in the event of the bankruptcy of either Member, this Agreement and the Other Transaction Documents must be rejected or assumed together.

Section 13.17 Bankruptcy Stay Waiver. Each Member agrees that in the event it should become a debtor in a bankruptcy proceeding, it expressly waives the provisions of Section 362 of the Bankruptcy Code as the same pertains to this Agreement. The automatic stay shall not apply to any rights or remedies asserted by the other Member in connection with this Agreement.

Section 13.18 Exercise of Certain Rights. No Member may maintain any action for partition of the property of the Company. No Member may maintain any action for dissolution and liquidation of the Company unless such Member has first offered (which offer must expressly reference this Section 13.18) to sell its Membership Interest (free and clear of all liens and encumbrances) to the other Member for an amount of cash equal to the Fair Market Value of the selling Member’s Membership Interest, determined by multiplying such selling Member’s Membership Interest by the Fair Market Value of the Company, as a whole, without regard to any discounts or premiums related to minority interest, controlling interest, liquidity or related matters. If the Members do not agree on the Fair Market Value thereof, such value shall be determined in accordance with the procedures set forth in Section 3.13. If the non-selling Member does not exercise the option to purchase such Membership Interest within 60 days after the Fair Market Value is determined, then the selling Member shall have the right for a period of 30 days after such 60 day period to initiate an action for such dissolution and liquidation pursuant to section

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

18-802 of the Act or any similar applicable statutory or common law dissolution right. If no Member has brought such action for dissolution within such 30 day period, then any Member may maintain an action for dissolution and liquidation only after again following the procedures set forth in this Section 13.18. Upon the institution of, and during the pendency of, any such dissolution proceeding, the Members agree to use commercially reasonable efforts to employ procedures and experts to ensure that such dissolution process will result in the Company and/or its assets being disposed of at Fair Market Value; provided that such cooperative efforts shall not constitute a waiver or limitation of any such Member’s right to contest such dissolution. Such procedures shall include soliciting likely potential purchasers, establishing a data room and other information sharing procedures and, if appropriate, engaging an investment banker, consultant or other expert to facilitate and enhance the marketing efforts. The terms and conditions of this Section 13.18 are intended to preserve any right to dissolution created by statute or common law (such as by section 18-802 of the Act), but do not create any contractual right to dissolution.

Section 13.19 Checks, Notes and Contracts. Checks and other orders for the payment of money shall be signed by such Person or Persons as the Managing Member shall from time to time determine. Contracts and other instruments or documents may be signed in the name of the Company by any Person or Persons as the Managing Member shall from time to time determine authorized to sign such contract, instrument or document by the Company, and such authority may be general or confined to specific instances. Checks and other orders for the payment of money made payable to the Company may be endorsed for deposit to the credit of the Company, with a depositary authorized by resolution of the Company, by any officer of the Managing Member or such other Persons as the Managing Member may from time to time determine.

Section 13.20 Offset. Whenever the Company is to pay any sum to any Member, any amounts that a Member owes the Company (whether under this Agreement, the O&R Agreements or any other Affiliate Contracts) may be deducted from that sum before payment, ****.

[SIGNATURE PAGE FOLLOWS]

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

IN WITNESS WHEREOF, the Members have executed this Agreement as of the date first set forth above.

MEMBERS:

ETC WATER SOLUTIONS, LLC

By:	/S/ KELCY WARREN
Printed Name:	Kelcy Warren
Title:	Chief Executive Officer

HEK WATER SOLUTIONS, LLC

By:	/S/ DONALD G. EZZELL
Printed Name:	Donald G. Ezzell
Title:	VP and General Counsel

Signature Page to Limited Liability Company Agreement

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

EXHIBIT A

OWNERSHIP INFORMATION

Name of Each Member	Membership Interest
1. ETC Water Solutions, LLC: 7000 Stonewood Drive, Suite 351 Wexford, PA 15090 Attention: Alan Vaina Facsimile: (724) 934-0130	50.00%
2. HEK Water Solutions, LLC: c/o Heckmann Corporation 75080 Frank Sinatra Drive Palm Desert, CA 92211 Attention: Don Ezzell Facsimile: (760) 341-3727	50.00%

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

EXHIBIT B

PRE-EFFECTIVE DATE COSTS

ETC Member:

****

HEK Member:

****

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

SCHEDULE 2.9(A)

EXISTING HEK FACILITIES

****

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

SCHEDULE 2.9(B)

POTENTIAL ETC FACILITIES

****

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

SCHEDULE 6.2

LIST OF INITIAL BOARD MEMBERS

AND INITIAL ALTERNATE BOARD MEMBERS

Board Member	Alternate Board Member
ETC Member	ETC Member
1. Mackie McCrea	1. TBD
2. Alan G. Vaina	2. TBD
HEK Member	HEK Member
1. Richard J. Heckmann	1. David M. Melton
2. Donald G. Ezzell	2. Andrew Seidel

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

SCHEDULE 6.12

MONTHLY G&A SERVICES FEE

The Managing Member shall be entitled to charge the Company a monthly fee, the amount of which shall be determined by the Board by Unanimous Consent, as payment and reimbursement for costs associated with the Managing Member’s office rent and utilities, communications expenses, data processing, general accounting services, general legal services (excluding costs of outside counsel and third party costs for defending and settling claims or litigation), administrative, materials and supplies costs, and other similar items of business (the “G&A Services”) incurred in connection with its responsibilities as managing member of the Company. The costs of the G&A Services will be covered by this fixed fee rather than reimbursed under Section 6.12 of the Agreement to which this Schedule 6.12 is attached. The monthly fee under this Schedule 6.12 shall be adjusted annually on February 4th (the “Adjustment Date”) to an amount determined by multiplying the monthly reimbursement in effect for the immediately preceding calendar year by a fraction, the numerator of which shall be the implicit price deflator, seasonally adjusted, for the gross domestic product as computed and most recently published by the U.S. Department of Commerce (“GDP”) for the year preceding the Adjustment Date, and the denominator of which shall be 100. If such price deflator is no longer published, the Members shall agree upon a similar suitable index for adjustment of the monthly reimbursement hereunder. In addition to the foregoing adjustment, the Managing Member shall have the right to request adjustments to such fee on an annual basis in connection with the Budget process to reflect any additional costs of fulfilling the Managing Member’s duties.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

ANNEX A

2010 BUDGET

****

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

ANNEX B

FORM OF PIPELINE O&R AGREEMENT

See Attached.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

ANNEX C

FORM OF WATER PROCESSING O&R AGREEMENT

See Attached.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

ANNEX D

FORM OF GUARANTY

See Attached.